(Multicurrency—Cross Border)

                                                     ISDA®
                             International Swap and Derivatives Association, Inc.
                                               MASTER AGREEMENT

                                           dated as of July 31, 2007

THE ROYAL BANK OF SCOTLAND PLC                        and   THORNBURG MORTGAGE SECURITIES TRUST 2007-3
...............................                              ..........................................
("Party A")                                                 ("Party B")
have entered and/or anticipate  entering into one or more transactions (each a "Transaction") that are or will be governed  by this Master  Agreement,  which  includes  the  schedule  (the  "Schedule"),  and the documents
and other confirming   evidence  (each  a  "Confirmation")  exchanged  between  the   parties confirming those
Transactions.

Accordingly, the parties agree as follows:—

1.       Interpretation

(a)      Definitions.  The terms  defined  in Section 14 and in the  Schedule  will have  the meanings therein specified for the purpose of this Master Agreement.

(b)      Inconsistency.  In the event of any  inconsistency  between the  provisions  of  the Schedule and the other provisions of this  Master  Agreement,  the Schedule  will  prevail.  In the event  of any inconsistency
between the provisions   of  any  Confirmation  and  this  Master  Agreement  (including   the Schedule), such
Confirmation will prevail for the purpose of the relevant Transaction.

(c)      Single  Agreement.  All  Transactions  are  entered  into in  reliance  on the  fact that this Master
Agreement and all  Confirmations  form a single  agreement  between the  parties  (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       Obligations

(a)      General Conditions.

         (i)  Each party will make each  payment or  delivery  specified  in each  Confirmation  to be made by it, subject to the other provisions of this Agreement.

         (ii) Payments under this  Agreement will be made on the due date for value on that  date in the place of the account  specified in the relevant  Confirmation or otherwise  pursuant  to this Agreement, in freely transferable funds  and in the manner  customary for payments in the  required currency. Where
         settlement is by   delivery   (that  is,  other  than  by  payment),   such  delivery  will  be  made
         for receipt on   the due date   in  the  manner   customary  for  the  relevant   obligation   unless
         otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

         (iii)    Each    obligation   of   each   party   under   Section   2(a)(i)   is   subject   to   (1)
         the condition precedent  that no Event of  Default or Potential  Event of Default with respect to the other  party has occurred  and is continuing,  (2) the condition  precedent that no Early Termination
         Date  in respect of the  relevant Transaction has  occurred or been  effectively  designated  and (3)
         each other applicable condition precedent specified in this Agreement.

 (b)     Change of  Account.  Either  party may change its  account  for  receiving  a payment  or delivery by giving notice to  the  other  party at  least  five  Local  Business  Days  prior  to the  scheduled  date for
the payment   or delivery to   which  such  change  applies  unless  such  other  party  gives  timely  notice of a reasonable objection to such change.

(c)      Netting. If on any date amounts would otherwise be payable:—

         (i)  in the same currency; and

         (ii) in respect of the same Transaction,

by each party to the other,  then, on such date,  each party's  obligation to make payment of  any such amount will be automatically  satisfied and discharged  and, if the aggregate  amount that would  otherwise have been payable by one party  exceeds  the  aggregate  amount  that  would  otherwise  have been  payable by the other party, replaced  by an  obligation  upon  the  party  by whom  the  larger  aggregate  amount  would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions  that a net amount will be  determined in respect of all amounts  payable on the same date in the same  currency in respect of such  Transactions, regardless of whether such amounts  are  payable  in  respect  of the same  Transaction.  The  election  may be  made in the
Schedule or a  Confirmation  by specifying  that  subparagraph  (ii) above will not apply to  the Transactions identified as being subject to the election,  together with the starting date (in which case subparagraph (ii)
above will not,  or will cease to,  apply to such  Transactions  from such date).  This  election  may be made separately for different  groups of Transactions and will apply separately to each pairing of  Offices through which the parties make and receive payments or deliveries.

(d)      Deduction or Withholding for Tax.

         (i)  Gross-Up.   All  payments   under  this   Agreement   will  be  made  without   any deduction or
         withholding for  or on account of any Tax unless such  deduction or  withholding  is  required by any applicable law,  as modified by the practice of any relevant governmental revenue  authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:—

             (1)   promptly notify the other party ("Y") of such requirement;

             (2)   pay to the  relevant  authorities  the  full  amount  required  to be  deducted or withheld
             (including the full  amount  required  to be  deducted  or  withheld  from any  additional amount paid by X to Y under this  Section  2(d))  promptly  upon the  earlier  of  determining that such deduction or withholding  is required  or  receiving  notice  that such amount has  been assessed against Y;

             (3)   promptly  forward to Y an official  receipt (or a certified  copy), or  other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

             (4)   if such Tax is an  Indemnifiable  Tax,  pay to Y, in addition to the payment  to which Y is otherwise entitled under  this Agreement,  such additional amount as is necessary  to ensure that the net amount  actually received by Y (free and clear of Indemnifiable  Taxes,  whether assessed against X or  Y) will  equal  the full  amount Y would  have  received  had no  such deduction or withholding been  required.  However,  X will  not be  required  to pay any  additional amount to
             Y to the extent that it would not be required to be paid but for:—

                     (A)   the   failure  by  Y  to  comply   with  or  perform   any   agreement contained in
                     Section 4(a)(i), 4(a)(iii) or 4(d); or

                     (B)   the  failure  of  a   representation   made  by  Y  pursuant  to  Section  3(f)  to
                     be accurate and  true unless such  failure would not have occurred but for (I) any action taken by a taxing  authority, or  brought  in a court of  competent  jurisdiction,  on or after the date on which a  Transaction is entered into (regardless of whether such action is taken or  brought with  respect to a  party to this Agreement) or (II) a Change in Tax
                     Law.

       (ii)   Liability. If:—

              (1)   X is  required  by any  applicable  law,  as  modified  by the  practice  of  any relevant governmental revenue  authority,  to make any  deduction or  withholding  in respect  of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

              (2)   X does not so deduct or withhold; and

              (3)   a liability resulting from such Tax is assessed directly against X,

       then,  except to the extent Y has satisfied or then satisfies the liability  resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability  for interest, but including any related  liability  for  penalties  only if Y has  failed to comply  with  or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)    Default  Interest;  Other  Amounts.  Prior  to the  occurrence  or  effective  designation  of an Early
Termination Date  in respect of the  relevant  Transaction,  a party that  defaults in the  performance of any payment obligation  will,  to  the  extent  permitted  by  law  and  subject  to  Section  6(c),  be  required to pay interest  (before as well  as after judgment) on the overdue amount to the other party on demand in the same currency  as such overdue  amount,  for the  period  from  (and  including)  the  original  due  date for payment to (but  excluding) the  date of actual payment, at the Default Rate. Such interest will be calculated on  the basis of  daily compounding  and the actual  number of days  elapsed.  If, prior to the  occurrence or effective designation  of an Early Termination  Date in respect of the relevant Transaction,  a party defaults in the performance of  any obligation  required to be settled by delivery,  it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.     Representations

Each party represents to the other party (which  representations  will be deemed to be repeated  by each party
on each date  on  which  a  Transaction  is  entered  into  and,  in  the  case  of  the   representations  in
Section 3(f), at all times until the termination of this Agreement) that:—

(a)    Basic Representations.

       (i)    Status.  It is duly  organised and validly  existing  under the laws of the  jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

       (ii)   Powers.  It has the power to  execute  this  Agreement  and any other  documentation relating to this Agreement  to which it is a party, to deliver this Agreement and any other  documentation relating to this Agreement  that it is required  by this  Agreement  to deliver  and to perform  its obligations under this  Agreement  and any  obligations  it has under any Credit  Support  Document to  which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

       (iii)  No Violation or Conflict.  Such execution,  delivery and performance do not violate or  conflict with any law  applicable to it, any provision of its  constitutional  documents,  any order or judgment of any court  or other agency of government  applicable  to it or any of its assets  or any contractual restriction binding on or affecting it or any of its assets;

       (iv)   Consents.  All  governmental  and other  consents that are required to have been  obtained by it with respect to  this  Agreement  or any  Credit  Support  Document  to which  it is a  party have been obtained and  are in full force and effect and all  conditions of any such consents  have been complied with; and

       (v)    Obligations  Binding.  Its  obligations  under this  Agreement  and any  Credit Support Document to which it is a party constitute its legal, valid and binding  obligations,  enforceable in accordance
       with their respective    terms    (subject   to   applicable    bankruptcy, reorganisation, insolvency,
       moratorium or similar  laws affecting creditors' rights generally and subject, as to enforceability, to
       equitable principles  of  general  application   (regardless  of  whether  enforcement   is sought in a
       proceeding in equity or at law)).

(b)    Absence of Certain  Events.  No Event of Default or  Potential  Event of Default or,  to its knowledge,
Termination Event  with respect to it has occurred and is continuing  and no such event or  circumstance would occur as a  result  of  its  entering  into  or  performing  its  obligations  under  this  Agreement  or  any
Credit Support Document to which it is a party.

(c)    Absence of Litigation.  There is not pending or, to its knowledge,  threatened against it or any of its
Affiliates any action,   suit  or   proceeding   at  law  or  in  equity  or  before  any   court,   tribunal,
governmental body,  agency or official  or any arbitrator  that is likely to affect the legality,  validity or enforceability  against it of  this Agreement or  any Credit  Support  Document  to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d)    Accuracy of Specified  Information.  All applicable  information  that is furnished in writing by or on
behalf of it   to  the  other  party  and  is  identified  for  the  purpose  of  this  Section  3(d)  in  the
Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)    Payer Tax  Representation.  Each  representation  specified  in the  Schedule  as being made  by it for the purpose of this Section 3(e) is accurate and true.

(f)    Payee Tax  Representations.  Each  representation  specified  in the  Schedule as being  made by it for the purpose of this Section 3(f) is accurate and true.

4.     Agreements

Each party  agrees  with the other  that,  so long as either  party has or may have any  obligation under this
Agreement or under any Credit Support Document to which it is a party:—

(a)    Furnish  Specified  Information.  It  will  deliver  to the  other  party  or,  in  certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:—

      (i)     any forms,  documents or  certificates  relating to taxation  specified  in the  Schedule or any
      Confirmation;

      (ii)    any other documents specified in the Schedule or any Confirmation; and

      (iii)   upon  reasonable  demand by such  other  party,  any form or  document  that may  be required or reasonably requested  in writing in order to allow  such other  party or its Credit  Support Provider to
      make a payment   under  this  Agreement  or  any  applicable   Credit   Support   Document   without any
      deduction or withholding  for or on  account  of any  Tax or  with  such  deduction  or withholding at a reduced rate  (so  long as the  completion,  execution  or  submission  of such  form or  document would not materially prejudice  the legal or  commercial  position  of the party in receipt  of  such demand), with any such  form or  document  to be  accurate  and  completed  in a  manner  reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such  Confirmation or, if none is  specified, as soon as reasonably practicable.

(b)    Maintain  Authorisations.  It will use all reasonable efforts to maintain in full force  and effect all consents of any  governmental or other  authority that are required to be obtained by it with  respect to this
Agreement or any Credit Support Document to which it is a party and will use all reasonable  efforts to obtain any that may become necessary in the future.

(c)    Comply with Laws.  It will comply in all  material  respects  with all  applicable  laws  and orders to
which it may  be  subject  if  failure  so  to  comply  would   materially   impair  its  ability  to  perform
its obligations under this Agreement or any Credit Support Document to which it is a party.

(d)    Tax Agreement.  It will give notice of any failure of a  representation  made by it  under Section 3(f)
to be accurate and true promptly upon learning of such failure.

(e)    Payment of Stamp Tax.  Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or  performance  of this  Agreement by a  jurisdiction in  which  it is incorporated, organised,  managed and  controlled,  or considered  to have its seat, or in which a branch  or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction")  and will indemnify
the other party   against  any  Stamp  Tax  levied  or  imposed   upon  the  other  party  or  in  respect  of
the other party's  execution or performance  of this  Agreement  by any such Stamp Tax  Jurisdiction  which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.     Events of Default and Termination Events

(a)    Events of Default.  The  occurrence  at any time with respect to a party or, if  applicable, any Credit
Support Provider of    such   party   or   any   Specified    Entity   of   such   party   of   any   of   the
following events constitutes an event of default (an "Event of Default") with respect to such party:—

       (i)    Failure  to Pay or  Deliver.  Failure  by the party to make,  when due,  any  payment under this
       Agreement or delivery  under Section  2(a)(i) or 2(e) required to be made by it if such  failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

       (ii)   Breach  of  Agreement.  Failure  by  the  party  to  comply  with  or  perform  any agreement or obligation (other  than an  obligation  to make any  payment  under this  Agreement  or  delivery under
       Section 2(a)(i) or  2(e)  or to give  notice  of a  Termination  Event  or any  agreement or obligation under Section 4(a)(i),  4(a)(iii) or 4(d)) to be complied with or performed by the  party in accordance with this Agreement  if such failure is not  remedied on or before the  thirtieth  day  after notice of such failure is given to the party;

       (iii)  Credit Support Default.

              (1)   Failure  by the party or any  Credit  Support  Provider  of such  party to  comply with or perform any agreement  or  obligation  to be  complied  with or  performed  by  it in accordance with any Credit  Support  Document  if such  failure is  continuing  after  any applicable grace period has elapsed;

              (2)   the expiration or termination  of such Credit Support  Document or the  failing or ceasing
              of such Credit   Support   Document   to  be  in  full  force  and   effect   for  the   purpose
              of this Agreement  (in either case  other  than in  accordance  with  its  terms)  prior  to the satisfaction  of all obligations  of such party  under each  Transaction  to which  such  Credit
              Support Document relates without the written consent of the other party; or

              (3)   the  party  or  such   Credit   Support   Provider   disaffirms,   disclaims,   repudiates
              or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

       (iv)   Misrepresentation.  A  representation  (other than a representation  under  Section 3(e) or (f))
       made or repeated  or  deemed  to  have  been  made  or  repeated  by the  party  or  any Credit Support
       Provider of such   party  in  this  Agreement  or  any  Credit  Support  Document  proves  to have been incorrect or misleading  in any  material  respect  when made or repeated  or deemed to  have been made or repeated;

       (v)    Default under Specified  Transaction.  The party,  any Credit Support  Provider of such party or any applicable Specified  Entity of such party (1)  defaults  under a Specified  Transaction and, after giving effect to any applicable notice requirement or grace period,  there occurs a  liquidation of, an
       acceleration of obligations     under,    or    an    early     termination    of,    that    Specified
       Transaction, (2) defaults,  after giving effect  to any applicable notice  requirement or grace period, in making  any payment or  delivery due on  the last  payment,  delivery  or  exchange  date of, or any payment on early termination  of, a Specified Transaction (or such default continues for at least three
       Local  Business Days if there  is no applicable  notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or  rejects, in whole  or in part,  a  Specified  Transaction  (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

       (vi)   Cross  Default.  If "Cross  Default" is specified in the Schedule as applying to  the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described)  in respect of such  party,  any Credit  Support  Provider  of such party  or any applicable
       Specified Entity of  such  party  under one or more  agreements  or  instruments  relating to Specified
       Indebtedness of any  of them  (individually  or  collectively)  in an aggregate amount of not less than the applicable Threshold  Amount (as  specified in the Schedule)  which has resulted  in such Specified
       Indebtedness becoming,  or  becoming  capable  at such time of being  declared,  due  and payable under such agreements or  instruments,  before it would otherwise have been due and payable or  (2) a default by such party,  such Credit Support  Provider or such Specified  Entity  (individually or collectively)
       in making one  or more  payments on the due date  thereof in an aggregate  amount of not  less than the
       applicable Threshold   Amount  under  such  agreements  or  instruments  (after  giving   effect to any
       applicable notice requirement or grace period);

       (vii)  Bankruptcy.  The party,  any Credit Support  Provider of such party or  any applicable Specified
       Entity of such party:—

              (1)   is   dissolved    (other   than   pursuant   to   a    consolidation,    amalgamation   or
              merger); (2) becomes  insolvent or is  unable to pay its debts or fails or admits in writing its inability  generally to pay  its debts as  they  become  due;  (3) makes a  general  assignment, arrangement or composition  with or for  the benefit of its  creditors;  (4)  institutes  or has instituted  against it a proceeding  seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or  insolvency law or other similar law affecting creditors' rights, or a  petition  is  presented for its  winding-up or liquidation,  and,  in the case of any such proceeding  or  petition instituted or  presented against it,  such  proceeding  or petition (A)
              results in a  judgment  of insolvency or  bankruptcy or the  entry of an order for relief or the making  of an order  for its  winding-up or  liquidation or (B)  is not  dismissed,  discharged, stayed or restrained in each case  within 30 days  of the institution  or presentation  thereof;
              (5) has a resolution passed for  its winding-up, official  management or liquidation (other than pursuant  to a  consolidation,  amalgamation or merger);  (6) seeks or  becomes  subject  to the
              appointment  of  an  administrator,  provisional liquidator,   conservator, receiver,   trustee,
              custodian or other similar official for it or for all or substantially  all its assets;  (7) has
              a   secured   party   take   possession   of  all  or   substantially   all  its   assets or has
              a distress, execution,    attachment,    sequestration    or   other   legal   process   levied,
              enforced or sued  on or against  all or  substantially  all its  assets and such  secured  party maintains possession, or  any such process is not dismissed,  discharged,  stayed or restrained, in each case  within 30 days  thereafter; (8)  causes or is subject to any event with respect to it which,  under the applicable  laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1)  to (7) (inclusive);  or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

       (viii) Merger   Without   Assumption.   The  party  or  any  Credit  Support   Provider   of such party
       consolidates or amalgamates   with,  or  merges  with  or  into,  or  transfers  all  or  substantially all its assets  to, another entity  and,  at the time of such  consolidation,  amalgamation,  merger or transfer:—

              (1)   the  resulting,  surviving  or  transferee  entity  fails to  assume  all the  obligations
              of such party   or such Credit   Support   Provider   under   this   Agreement   or  any  Credit
              Support Document to  which it or  its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

              (2)   the benefits of any Credit  Support  Document fail to extend  (without the  consent of the other party) to  the  performance  by  such  resulting,  surviving  or  transferee entity of its obligations under this Agreement.

(b)    Termination  Events.  The occurrence at any time with respect to a party or, if  applicable, any Credit
Support Provider of such party or any Specified Entity of such party of any event specified  below constitutes an Illegality if  the  event is  specified  in (i)  below,  a Tax  Event if the  event  is  specified  in (ii)
below or a Tax  Event Upon Merger  if the  event  is  specified  in  (iii)  below,  and,  if  specified  to be applicable,  a  Credit  Event Upon  Merger if the  event is  specified pursuant to (iv) below or an Additional
Termination  Event if the event is specified pursuant to (v) below:—

       (i)    Illegality.  Due  to  the  adoption  of,  or  any  change  in,  any  applicable  law  after  the date on which  a Transaction is entered  into,  or due to  the  promulgation  of,  or  any  change  in, the interpretation by  any court, tribunal  or regulatory  authority  with  competent  jurisdiction  of any applicable law after  such date, it becomes  unlawful  (other  than as a result  of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):—

              (1)   to perform  any  absolute or  contingent  obligation  to make a payment  or delivery or to receive a payment  or  delivery  in  respect  of such  Transaction  or to comply  with any other material provision of this Agreement relating to such Transaction; or

              (2)   to perform,  or for any Credit Support  Provider of such party to  perform, any contingent or other obligation which  the party (or such  Credit  Support  Provider)  has  under any Credit
              Support Document relating to such Transaction;

       (ii)   Tax   Event.   Due  to  (x)  any   action   taken  by  a  taxing   authority,   or   brought  in
       a court of competent  jurisdiction, on or after  the  date  on  which a  Transaction  is  entered  into
       (regardless  of whether such  action is taken  or brought with respect to a party to this Agreement) or
       (y) a Change in Tax Law,  the party (which  will be the Affected Party) will, or there is a substantial likelihood that it will, on  the next succeeding  Scheduled  Payment Date (1) be required to pay to the other  party an additional  amount in respect  of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest  under Section 2(e),  6(d)(ii) or 6(e)) or (2)  receive a payment  from which an amount  is required to  be deducted or withheld  for or on  account  of a Tax  (except  in  respect  of interest  under Section 2(e),  6(d)(ii) or 6(e))  and no  additional  amount is  required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

       (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled  Payment
       Date will  either  (1)  be  required  to  pay  an  additional  amount  in   respect of an Indemnifiable
       Tax under Section  2(d)(i)(4) (except in respect of interest under Section 2(e),  6(d)(ii)  or 6(e)) or
       (2) receive a  payment  from  which an  amount  has been  deducted  or  withheld  for or  on account of any Indemnifiable Tax  in respect of which the other party is not required to pay  an additional amount
       (other than by  reason  of  Section  2(d)(i)(4)(A)  or  (B)),  in  either  case as a  result of a party consolidating or amalgamating  with, or merging with or into, or transferring all  or substantially all its assets to,  another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

       (iv) Credit Event Upon Merger.  If "Credit Event Upon Merger" is specified in the  Schedule as applying
       to the party,   such   party   ("X"),   any   Credit   Support   Provider   of  X  or  any   applicable
       Specified Entity of X  consolidates or amalgamates  with,  or merges with or into,  or transfers all or substantially all its assets  to, another entity and such action does not constitute an event described in Section  5(a)(viii) but the  creditworthiness of the  resulting,  surviving or transferee  entity is materially weaker than  that of X, such  Credit Support  Provider or such Specified Entity, as the case may be,  immediately prior  to such action  (and, in such  event, X or its successor or transferee,  as appropriate, will be the Affected Party); or

       (v)   Additional  Termination  Event.  If  any  "Additional   Termination  Event"   is specified in the
       Schedule or any  Confirmation  as  applying,  the  occurrence  of such event (and,  in  such event, the
       Affected Party or  Affected  Parties  shall be as specified  for such  Additional  Termination Event in the Schedule or such Confirmation).

(c)     Event of Default and  Illegality.  If an event or  circumstance  which  would  otherwise constitute or
give rise to an   Event  of   Default   also   constitutes   an   Illegality,   it  will  be   treated  as  an
Illegality and will not constitute an Event of Default.

6.     Early Termination

(a)     Right to  Terminate  Following  Event of Default.  If at any time an Event of Default  with respect to a party (the  "Defaulting  Party") has occurred and is then continuing,  the other  party (the "Non-defaulting
Party") may, by    not   more   than   20   days   notice   to   the   Defaulting    Party    specifying   the
relevant Event of Default,  designate a day  not  earlier  than the day such notice is  effective  as an Early
Termination  Date in respect of  all outstanding Transactions.  If, however,  "Automatic Early Termination" is specified  in  the Schedule as  applying to a party,  then  an  Early  Termination  Date  in  respect  of  all outstanding  Transactions will occur  immediately upon the  occurrence  with respect to such party of an Event of Default specified in  Section 5(a)(vii)(l), (3), (5),  (6) or, to the extent analogous thereto, (8), and as of  the time immediately  preceding the institution  of the relevant  proceeding  or the  presentation  of the relevant petition upon the  occurrence with respect  to such party of an Event of Default specified in Section
5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)     Right to Terminate Following Termination Event.

       (i)    Notice. If a Termination Event occurs, an Affected Party will,  promptly upon  becoming aware of
       it, notify the other   party,   specifying   the   nature   of  that   Termination   Event   and   each
       Affected Transaction  and will also give  such other  information  about that Termination  Event as the other party may reasonably require.

       (ii)   Transfer to Avoid Termination  Event. If either an Illegality under Section  5(b)(i)(l) or a Tax
       Event occurs and  there is only one  Affected  Party,  or if a Tax  Event  Upon  Merger  occurs and the
       Burdened Party   is  the   Affected   Party,   the  Affected   Party  will,   as  a  condition  to  its
       right to designate  an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require  such party to incur a loss,  excluding  immaterial,  incidental expenses) to transfer within 20 days after  it gives notice  under Section 6(b)(i) all its rights and obligations  under this
       Agreement in respect of  the Affected Transactions  to another of its  Offices  or  Affiliates  so that such Termination Event ceases to exist.

       If  the   Affected   Party  is  not  able  to  make  such  a  transfer  it  will  give  notice  to  the other party to that  effect within such  20 day  period,  whereupon  the other  party may  effect  such a transfer within 30 days after the notice is given under Section 6(b)(i).

       Any such transfer by a party under this Section  6(b)(ii)  will be subject to and  conditional upon the prior written consent  of the other party,  which  consent  will not be withheld if  such other party's policies in effect  at such time would permit it to enter into transactions with  the transferee on the terms proposed.

       (iii)  Two  Affected   Parties.   If  an  Illegality   under  Section   5(b)(i)(1)  or  a  Tax  Event
       occurs and there  are two Affected Parties,  each  party  will  use all  reasonable  efforts  to  reach agreement within 30 days  after notice thereof  is given under Section  6(b)(i) on action to avoid that
       Termination Event.

       (iv)   Right to Terminate. If:—

              (1)   a  transfer   under   Section   6(b)(ii)  or  an  agreement   under   Section   6(b)(iii),
              as the case may  be, has not been  effected  with  respect to all Affected  Transactions  within
              30 days after an Affected Party gives notice under Section 6(b)(i); or

              (2)   an  Illegality  under  Section  5(b)(i)(2),  a Credit  Event Upon Merger  or an Additional
              Termination Event occurs,  or a Tax  Event  Upon  Merger  occurs  and the  Burdened Party is not the Affected Party,

       either party in the case of an Illegality,  the Burdened Party in the case of a  Tax Event Upon Merger, any Affected Party  in the case of a Tax  Event or an  Additional  Termination  Event  if there is more than one Affected  Party,  or the party which is not the Affected  Party in the case  of a Credit Event
       Upon Merger or  an  Additional  Termination  Event  if there  is only  one  Affected  Party may, by not more than 20 days notice to the other party  and provided that  the relevant  Termination Event is then continuing,  designate a day not earlier than the day such notice is effective as  an Early Termination
       Date in respect of all Affected Transactions.

(c)    Effect of Designation.

       (i)    If notice  designating an Early  Termination Date is given under Section 6(a)  or (b), the Early
       Termination Date  will occur on the date so  designated,  whether or not the  relevant Event of Default or Termination Event is then continuing.

       (ii)   Upon  the  occurrence  or  effective   designation  of  an  Early   Termination Date, no further
       payments or deliveries  under  Section  2(a)(i) or 2(e) in respect of the  Terminated Transactions will be required to  be made, but without  prejudice to the other provisions of this  Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)     Calculations.

       (i)    Statement.  On or  as  soon  as  reasonably  practicable  following  the  occurrence of an Early
       Termination Date, each   party  will  make  the   calculations  on  its  part,  if  any,   contemplated
       by Section 6(e)   and will provide   to  the  other  party  a  statement  (1)  showing,  in  reasonable detail, such calculations  (including all relevant  quotations  and specifying any amount payable under
       Section  6(e)) and (2) giving  details of the  relevant account to which any amount payable to it is to be paid. In the absence of written  confirmation from the source of a quotation obtained in determining a Market  Quotation, the records of  the party obtaining such  quotation will be conclusive evidence of the existence and accuracy of such quotation.

       (ii)   Payment  Date.  An amount  calculated  as being  due in  respect  of any  Early Termination Date under Section 6(e) will  be payable on the day that notice of the amount  payable  is effective (in the case of an Early  Termination  Date which is designated  or occurs as a result of  an Event of Default)
       and on the day  which is two Local  Business  Days after the day on which notice of  the amount payable
       is effective (in   the   case   of   an   Early   Termination   Date   which   is   designated   as   a
       result of a Termination   Event). Such amount   will   be   paid   together   with   (to   the   extent
       permitted under applicable law)  interest thereon (before as well as after judgment) in the Termination
       Currency, from (and including)  the relevant Early  Termination  Date to (but  excluding) the date such amount  is paid, at the  Applicable Rate. Such  interest  will be  calculated  on the  basis  of  daily compounding and the actual number of days elapsed.

(e)    Payments  on  Early  Termination.   If  an  Early  Termination  Date   occurs, the following provisions
shall apply based  on the parties'  election in the Schedule of a payment  measure,  either "Market Quotation"
or "Loss", and a  payment method,  either the "First Method" or the "Second  Method".  If the  parties fail to designate a payment  measure  or payment  method in the  Schedule,  it will be deemed  that "Market Quotation"
or the "Second Method",  as the case may be, shall apply. The amount,  if any, payable in  respect of an Early
Termination Date and determined pursuant to this Section will be subject to any Set-off.

       (i)    Events of Default. If the Early Termination Date results from an Event of Default:—

              (1) First  Method  and Market  Quotation.  If the First  Method and Market  Quotation apply, the
              Defaulting Party will   pay  to  the   Non-defaulting   Party   the   excess,   if  a   positive
              number, of (A) the   sum of the Settlement  Amount  (determined  by  the  Non-defaulting  Party)
              in respect of the   Terminated Transactions and  the  Termination  Currency  Equivalent  of  the
              Unpaid Amounts owing  to the Non-defaulting  Party over (B) the Termination  Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

              (2) First  Method and Loss.  If the First Method and Loss apply,  the  Defaulting Party will pay to the Non-defaulting Party,  if a positive number, the  Non-defaulting  Party's Loss in respect of this Agreement.

              (3) Second  Method  and Market  Quotation.  If the  Second  Method  and  Market Quotation apply, an  amount will  be payable  equal to  (A) the sum of  the Settlement  Amount (determined by the
              Non-defaulting  Party) in respect of the Terminated  Transactions  and  the Termination Currency
              Equivalent of the  Unpaid  Amounts owing to the  Non-defaulting  Party  less (B) the Termination
              Currency Equivalent of  the Unpaid  Amounts  owing to the  Defaulting  Party.  If that amount is
              a positive number, the   Defaulting  Party  will  pay  it  to  the   Non-defaulting   Party;  if
              it is a negative  number, the Non-defaulting  Party will pay the  absolute  value of that amount to the Defaulting Party.

              (4)   Second  Method and Loss. If the Second  Method and Loss apply,  an  amount will be payable equal to the Non-defaulting  Party's  Loss in  respect  of this  Agreement.  If that amount is a
              positive number, the   Defaulting   Party  will  pay  it  to  the   Non-defaulting   Party;   if
              it is a negative  number, the Non-defaulting  Party will pay the  absolute  value of that amount to the Defaulting Party.

       (ii)   Termination Events. If the Early Termination Date results from a Termination Event:—

              (1)   One Affected Party. If there is one Affected Party, the amount  payable will be determined
              in accordance with     Section     6(e)(i)(3),     if    Market    Quotation     applies,     or
              Section 6(e)(i)(4), if Loss  applies, except that,  in either case, references to the Defaulting
              Party and to the Non-defaulting  Party will be deemed to be references to the Affected Party and the party  which is not the  Affected Party, respectively,  and, if Loss  applies and fewer than
              all  the   Transactions are being   terminated, Loss shall  be  calculated  in  respect  of  all
              Terminated Transactions.

              (2)   Two Affected Parties. If there are two Affected Parties:—

                    (A)    if Market  Quotation  applies,  each  party will  determine  a Settlement Amount in respect of the  Terminated  Transactions,  and an amount will be payable  equal to (I) the sum of (a) one-half  of the  difference  between the Settlement  Amount  of the party with
                    the higher Settlement Amount   ("X")  and  the  Settlement  Amount  of  the party with the
                    lower Settlement Amount   ("Y")   and  (b)  the   Termination   Currency Equivalent of the
                    Unpaid Amounts owing  to X less  (II) the  Termination  Currency  Equivalent of the Unpaid
                    Amounts owing to Y; and

                    (B)    if   Loss   applies,    each   party   will   determine   its   Loss   in   respect
                    of this Agreement (or,  if fewer than  all  the  Transactions  are  being  terminated,  in respect of all Terminated  Transactions) and an  amount will be payable  equal to one-half of  the difference between  the Loss of  the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

       If the  amount  payable  is a  positive  number,  Y will  pay  it to X;  if it is  a negative number, X will pay the absolute value of that amount to Y.

       (iii)  Adjustment   for   Bankruptcy.   In   circumstances   where  an  Early   Termination Date occurs
       because "Automatic Early  Termination"  applies  in  respect  of a party,  the  amount determined under this Section 6(e) will  be subject  to such  adjustments  as are  appropriate  and  permitted by law to reflect any payments or  deliveries  made by one party to the other under this  Agreement (and retained by such other party)  during  the period  from the  relevant  Early  Termination  Date  to the date for payment determined under Section 6(d)(ii).

       (iv)   Pre-Estimate.  The parties agree that if Market  Quotation  applies  an amount recoverable under this Section 6(e) is  a reasonable  pre-estimate of loss and not a penalty. Such  amount is payable for the loss of bargain  and the loss of protection  against future risks and  except as otherwise provided in this Agreement neither  party will be entitled to recover  any  additional  damages as a consequence of such losses.

7.      Transfer

Subject to Section 6(b)(ii),  neither this Agreement nor any interest or obligation in or under this Agreement
may be transferred (whether    by   way   of    security   or    otherwise)    by   either    party    without
the prior written consent of the other party, except that: —

(a)     a party  may make  such a  transfer  of this  Agreement  pursuant  to  a consolidation or amalgamation
with, or merger with    or   into,   or   transfer   of   all   or   substantially    all   its   assets   to,
another entity (but without prejudice to any other right or remedy under this Agreement); and

(b)     a party may make such a transfer of all or any part of its  interest in any amount  payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.      Contractual Currency

(a)     Payment  in  the  Contractual  Currency.   Each  payment  under  this  Agreement  will  be made in the relevant currency specified  in this  Agreement for that payment (the  "Contractual  Currency"). To the extent
permitted by applicable  law,  any  obligation  to  make  payments  under  this   Agreement in the Contractual
Currency will not  be  discharged  or  satisfied  by any  tender in any  currency  other  than the Contractual
Currency, except to the   extent   such   tender   results   in  the   actual   receipt   by  the   party   to
which payment is owed,  acting in a reasonable  manner  and in  good  faith  in  converting  the  currency  so tendered into the Contractual  Currency, of the full amount in the Contractual Currency of all amounts payable in  respect of this Agreement.  If for any reason  the amount in the  Contractual  Currency so received  falls short of the amount in the  Contractual Currency payable  in respect of this Agreement,  the party required to make  the payment will, to  the extent permitted by  applicable law,  immediately  pay such additional  amount in the Contractual Currency  as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency  so received exceeds  the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b)     Judgments.  To the extent  permitted  by  applicable  law,  if any  judgment  or  order expressed in a currency other than the  Contractual  Currency is rendered (i) for the payment of any  amount owing in respect of this Agreement, (ii) for the  payment of any amount  relating  to any early  termination in respect of this
Agreement or (iii) in respect of a judgment or order of another court for the payment  of any amount described
in (i) or (ii)    above,    the    party    seeking    recovery,    after    recovery    in    full   of   the
aggregate amount to which such  party is entitled pursuant  to the  judgment  or order,  will be  entitled  to receive  immediately from the other  party the amount of any shortfall of the Contractual Currency received by such party  as a consequence of  sums paid in such  other currency and will refund promptly to the other party any  excess of the Contractual  Currency received by  such party as a  consequence  of sums paid in such other currency  if such shortfall or  such excess arises  or results from any variation between the rate of exchange at which the Contractual  Currency is converted into the currency of the judgment or order for the purposes of such judgment or order  and the rate of  exchange at which such party is able,  acting in a reasonable  manner
and   in good faith in   converting the currency received   into  the   Contractual   Currency,   to  purchase
the Contractual Currency with  the amount of the  currency of the judgment or order actually  received by such party.  The term "rate of  exchange" includes,  without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)     Separate  Indemnities.  To  the  extent  permitted  by  applicable  law,  these indemnities constitute separate and independent  obligations  from the other  obligations in this  Agreement,  will be enforceable as separate and independent  causes of action,  will apply  notwithstanding  any indulgence  granted by the party to which any payment  is owed and will not be  affected  by judgment  being  obtained or  claim or proof being made for any other sums payable in respect of this Agreement.

(d)     Evidence of Loss. For the purpose of this Section 8, it will be sufficient for  a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.     Miscellaneous

(a)    Entire  Agreement.  This Agreement  constitutes the entire  agreement and  understanding of the parties with respect to  its subject  matter and  supersedes all oral  communication  and  prior writings with respect thereto.

(b)    Amendments.  No  amendment,  modification  or waiver  in  respect  of this  Agreement will be effective unless in writing  (including a writing  evidenced by a facsimile  transmission)  and executed  by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)    Survival of Obligations.  Without prejudice to Sections 2(a)(iii) and 6(c)(ii),  the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)    Remedies  Cumulative.   Except  as  provided  in  this  Agreement,   the   rights, powers, remedies and
privileges provided in  this  Agreement  are  cumulative  and not  exclusive  of any  rights, powers, remedies and privileges provided by law.

(e)     Counterparts and Confirmations.

      (i)  This   Agreement  (and  each   amendment,   modification   and  waiver  in  respect   of it) may be
      executed and delivered  in counterparts  (including by facsimile  transmission),  each  of which will be deemed an original.

      (ii) The parties  intend that they are legally  bound by the terms of each  Transaction  from the moment they agree to  those terms  (whether  orally or  otherwise).  A  Confirmation  shall  be entered into as
      soon as practicable and   may  be  executed  and   delivered   in   counterparts (including by facsimile
      transmission) or be  created  by an  exchange  of telexes  or by an  exchange  of electronic messages on an electronic messaging system,  which in each  case  will be  sufficient  for all  purposes to evidence a binding supplement  to this Agreement.  The parties will specify therein or  through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)    No Waiver of Rights. A failure or delay in exercising any right, power or privilege  in respect of this
Agreement will not  be presumed to operate as a waiver,  and a single or partial exercise  of any right, power or privilege will not  be presumed to preclude any  subsequent or further  exercise,  of that  right, power or privilege or the exercise of any other right, power or privilege.

(g)    Headings.  The headings  used in this  Agreement  are for  convenience  of  reference  only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.    Offices; Multibranch Parties

(a)    If Section  10(a) is specified in the Schedule as applying,  each party that  enters into a Transaction through an Office  other than its head or home office represents to the other party  that, notwithstanding the
place of booking office    or    jurisdiction    of    incorporation    or   organisation   of   such   party,
the obligations of such  party are the same as if it had entered into the Transaction through its head or home office. This representation  will be deemed to  be repeated by such party on each date on which a  Transaction is entered into.

(b)    Neither  party  may  change  the  Office  through  which it makes  and  receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c)    If a party is  specified  as a  Multibranch  Party  in the  Schedule,  such  Multibranch Party may make and receive payments or  deliveries under any Transaction  through any Office listed in  the Schedule, and the
Office through which it  makes and  receives  payments or  deliveries  with  respect to  a Transaction will be specified in the relevant Confirmation.

11.    Expenses

A  Defaulting  Party  will,  on  demand,  indemnify  and hold  harmless  the other  party  for and against all reasonable out-of-pocket expenses,  including  legal  fees and  Stamp  Tax,  incurred  by  such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support  Document to which the  Defaulting Party is a party or by  reason of the early termination of  any  Transaction, including, but not limited to, costs of collection.

12.    Notices

(a)    Effectiveness.  Any notice or other  communication  in respect of this  Agreement  may  be given in any manner set forth below  (except that a notice or other  communication  under  Section 5 or 6  may not be given by facsimile transmission  or  electronic  messaging  system) to the  address or number  or in accordance with
the electronic messaging system   details   provided  (see  the  Schedule)  and  will   be deemed effective as
indicated:—

       (i)    if in writing and delivered in person or by courier, on the date it is delivered;

       (ii)   if sent by telex, on the date the recipient's answerback is received;

       (iii)  if sent by facsimile  transmission,  on the date that transmission is  received by a responsible employee of  the recipient in legible form (it being agreed that the burden of  proving receipt will be on the sender and  will  not  be met  by a  transmission  report  generated  by  the sender's facsimile machine);

       (iv)   if    sent    by    certified    or    registered    mail    (airmail,     if    overseas)    or
       the equivalent (return receipt  requested), on the date  that  mail is  delivered  or its  delivery  is attempted; or

       (v)    if sent by electronic messaging system, on the date that electronic message is received,

unless   the  date  of  that   delivery   (or   attempted   delivery)   or  that   receipt,   as   applicable,
is not a Local Business  Day or that communication  is delivered (or  attempted) or received,  as  applicable, after  the close of business  on a Local Business  Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b)    Change of  Addresses.  Either party may by notice to the other  change the  address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to
it.

13.    Governing Law and Jurisdiction

(a)    Governing  Law.  This   Agreement   will  be  governed  by  and  construed   in accordance with the law
specified in the Schedule.

(b)    Jurisdiction.   With   respect   to  any   suit,   action   or   proceedings relating to this Agreement
("Proceedings"), each party irrevocably:—

       (i)    submits    to   the    jurisdiction    of   the    English    courts,    if    this    Agreement
       is expressed to be governed  by English law, or to the non-exclusive  jurisdiction of the courts of the
       State  of New York and the  United States District  Court  located  in  the  Borough  of  Manhattan  in
       New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

       (ii)   waives any  objection  which it may have at any time to the  laying  of venue of any Proceedings
       brought in any such   court,   waives  any  claim  that  such   Proceedings   have   been brought in an
       inconvenient forum and further  waives  the right to  object,  with  respect  to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing  in  this  Agreement  precludes  either  party  from  bringing  Proceedings  in any other jurisdiction
(outside, if this Agreement is  expressed to be governed by English  law,  the  Contracting States, as defined
in Section 1(3) of   the  Civil   Jurisdiction  and  Judgments  Act  1982  or   any modification, extension or
reenactment thereof for the  time  being in force)  nor will the  bringing  of  Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c)    Service of Process.  Each party  irrevocably  appoints  the Process  Agent  (if any) specified opposite its name in the Schedule  to  receive,  for it and on its  behalf,  service  of  process  in any  Proceedings.
If for any reason any party's  Process Agent is unable to act as such,  such party  will  promptly  notify the other party and within 30 days  appoint a substitute process agent acceptable to the other  party. The parties irrevocably consent to service of process given in the  manner provided  for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d)    Waiver of Immunities.  Each party  irrevocably  waives,  to the fullest  extent permitted by applicable
law, with respect to   itself  and  its   revenues  and  assets   (irrespective   of  their  use  or  intended
use), all immunity  on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief  by way of injunction,  order for  specific  performance  or for recovery of property,
(iv)  attachment of its assets  (whether before or after  judgment)  and (v) execution or  enforcement  of any judgment  to which it or its  revenues or assets might  otherwise be entitled in any Proceedings in the courts of any jurisdiction and  irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.    Definitions

As used in this Agreement:—

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected  Transactions"  means (a) with  respect to any  Termination  Event  consisting of an Illegality, Tax
Event or Tax Event Upon  Merger,  all  Transactions  affected  by  the  occurrence   of such Termination Event
and (b) with respect to any other Termination Event, all Transactions.

"Affiliate"  means,  subject to the Schedule,  in relation to any person,  any  entity controlled, directly or
indirectly, by the person,   any   entity   that   controls,   directly   or   indirectly,   the   person   or
any entity directly or  indirectly under common  control with the person.  For this purpose,  "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:—

(a)    in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii))
by a Defaulting Party, the Default Rate;

(b)    in   respect   of  an   obligation   to  pay  an   amount   under   Section   6(e)  of   either   party
from and after the date  (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the
Default Rate;

(c)    in  respect  of all  other  obligations  payable  or  deliverable  (or  which  would  have been but for
Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)    in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the  enactment,  promulgation,  execution or  ratification  of,  or any change in or
amendment to, any law   (or   in   the   application   or   official   interpretation   of   any   law)   that
occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent,  approval,  action,  authorisation,  exemption,  notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default  Rate" means a rate per annum  equal to the cost  (without  proof or evidence of  any actual cost) to the relevant payee (as  certified  by it) if it were to fund or of funding  the  relevant  amount  plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable  Tax"  means  any Tax  other  than a Tax  that  would  not be  imposed  in respect of a payment under this Agreement but  for a present or former  connection  between the  jurisdiction  of the government or taxation authority imposing  such Tax and the recipient of such payment or a person  related to such recipient
(including, without limitation,  a connection  arising from such  recipient or related  person being or having been a citizen or resident  of such jurisdiction,  or being or having been organised,  present or engaged in a trade or business in  such jurisdiction,  or having or having had a permanent establishment  or fixed place of
business in such jurisdiction,   but   excluding   a   connection   arising   solely   from   such   recipient
or related person   having executed, delivered,    performed   its   obligations   or   received   a   payment
under, or enforced, this Agreement or a Credit Support Document).

"law"  includes  any  treaty,   law,  rule  or  regulation   (as  modified,   in  the  case  of  tax  matters,
by the practice of  any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local  Business  Day"  means,  subject  to  the  Schedule,  a  day  on  which  commercial  banks are open for business (including dealings  in foreign  exchange  and  foreign  currency  deposits)  (a)  in relation to any
obligation under Section 2(a)(i),   in   the   place(s)   specified   in   the   relevant   Confirmation   or,
if not so specified,   as otherwise agreed by   the   parties   in   writing   or   determined   pursuant   to
provisions contained, or incorporated  by reference, in this  Agreement, (b) in relation to any other payment, in the place  where the relevant account  is located and, if different,  in the principal financial centre, if any, of the currency of such payment, (c) in  relation to any notice or other communication,  including notice contemplated under Section 5(a)(i), in the  city specified in the address for notice provided by the recipient and, in the case  of a notice contemplated  by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to  Section 5(a)(v)(2), in the  relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated  Transactions,  as the case may be, and
a party, the Termination    Currency   Equivalent   of   an   amount   that   party   reasonably    determines
in good faith to be  its total losses and  costs (or gain,  in which case  expressed as a negative  number) in connection with this Agreement  or that Terminated Transaction  or group of  Terminated  Transactions,  as the case may  be, including any loss of  bargain, cost of funding or,  at the  election  of such party but without duplication,  loss or cost incurred as a result  of its terminating, liquidating,  obtaining or reestablishing any hedge or related  trading position (or any gain  resulting from any of  them).  Loss  includes  losses and costs (or gains) in respect of  any payment or delivery  required to have been  made (assuming satisfaction of each applicable condition precedent)  on or before the  relevant Early Termination Date  and not made, except, so as to avoid duplication, if  Section 6(e)(i)(1) or (3) or  6(e)(ii)(2)(A) applies. Loss  does not include a party's legal fees and  out-of-pocket expenses referred to under  Section 11. A party will  determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably  practicable, as of the earliest date thereafter  as is  reasonably  practicable.  A  party  may  (but need not) determine  its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market  Quotation"  means,  with  respect  to one or  more  Terminated  Transactions  and  a party making the
determination, an amount determined   on  the   basis   of   quotations   from   Reference Market-makers. Each
quotation will be for  an amount,  if any,  that would be paid to such party  (expressed as a negative number)
or by such party (expressed as a positive number) in consideration of an  agreement between such party (taking into account any existing  Credit  Support  Document with respect to the  obligations  of  such party) and the
quoting Reference Market-maker   to  enter  into  a  transaction  (the   "Replacement Transaction") that would
have the effect of preserving  for such party the  economic  equivalent  of any  payment  or delivery (whether
the underlying obligation  was  absolute  or  contingent  and  assuming  the   satisfaction of each applicable
condition precedent) by the  parties under Section 2(a)(i) in respect of such  Terminated Transaction or group of  Terminated Transactions  that would, but for the  occurrence of the  relevant Early Termination Date, have been required  after that date. For this purpose,  Unpaid Amounts in respect of the  Terminated Transaction or group of Terminated Transactions  are to be excluded but,  without  limitation,  any  payment or delivery that
would, but for the  relevant  Early  Termination  Date,  have  been  required   (assuming satisfaction of each
applicable condition precedent)   after  that  Early  Termination  Date  is  to  be  included. The Replacement
Transaction would be subject  to such  documentation  as  such  party  and the  Reference Market-maker may, in
good faith, agree. The   party   making   the   determination   (or   its   agent) will request each Reference
Market maker to provide its  quotation  to the  extent  reasonably  practicable  as of  the  same day and time
(without regard to different  time  zones) on or as soon as  reasonably  practicable  after the relevant Early
Termination Date. The day  and time as of which those  quotations are to be obtained  will be selected in good
faith by the party   obliged   to  make  a   determination   under   Section   6(e),   and,   if  each   party
is so obliged, after  consultation with the other.  If more than three  quotations  are  provided,  the Market
Quotation will be the  arithmetic mean of the  quotations, without regard to the quotations having the highest
and lowest values. If   exactly three such quotations   are   provided,   the   Market   Quotation   will   be
the quotation remaining after  disregarding the highest and  lowest quotations. For this purpose, if more than one  quotation has the same  highest value or lowest  value, then one of such quotations shall be disregarded.
If  fewer than three quotations  are provided, it will  be deemed that the Market Quotation in respect of such
Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default  Rate" means a rate per annum equal to the cost  (without  proof or  evidence of any actual cost)
to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential  Event of Default" means any event which,  with the giving of notice or the lapse  of time or both, would constitute an Event of Default.

"Reference   Market-makers"   means  four  leading   dealers  in  the  relevant   market selected by the party
determining a Market  Quotation  in good  faith (a) from among  dealers  of the  highest credit standing which
satisfy all the criteria   that   such   party   applies   generally   at  the   time  in   deciding   whether
to offer or to make  an extension of credit and  (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant  Jurisdiction"  means,  with  respect  to a  party,  the  jurisdictions  (a)  in  which the party is incorporated, organised, managed  and controlled or considered to have its seat,  (b)  where an Office through which the party is  acting for  purposes of this  Agreement is located,  (c) in which  the party executes this
Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled  Payment  Date"  means a date on which a payment or  delivery  is to be  made under Section 2(a)(i)
with respect to a Transaction.

"Set-off" means set-off, offset,  combination of accounts, right of retention or  withholding or similar right or requirement to which  the payer of an amount under Section 6 is entitled or  subject (whether arising under this Agreement, another contract,  applicable  law or  otherwise)  that is  exercised  by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:—

(a)    the Termination  Currency Equivalent of the Market Quotations  (whether positive  or negative) for each
Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined;
and

(b)    such  party's  Loss  (whether  positive or negative  and without  reference  to any Unpaid Amounts) for each Terminated Transaction or  group  of  Terminated  Transactions  for  which  a  Market Quotation cannot be
determined or would not   (in  the  reasonable   belief  of  the  party  making   the determination) produce a
commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified   Indebtedness"  means,  subject  to  the  Schedule,  any  obligation   (whether present or future,
contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified    Transaction"   means,    subject   to   the   Schedule,    (a)   any   transaction    (including
an agreement with respect   thereto) now existing or hereafter   entered   into  between  one  party  to  this
Agreement (or any Credit Support  Provider of such party or any applicable Specified Entity of such party) and the  other  party to this Agreement (or  any Credit Support Provider of  such  other  party or any  applicable
Specified Entity of such other party) which is a rate swap transaction,  basis swap, forward rate transaction, commodity  swap, commodity option, equity or  equity index swap, equity or  equity index option,  bond option, interest rate  option, foreign exchange transaction,  cap transaction, floor transaction, collar  transaction,
currency  swap   transaction, cross-currency rate swap   transaction, currency option or   any  other  similar
transaction  (including any option  with respect to any of these  transactions), (b) any combination of  these
transactions and (c) any other  transaction identified as a Specified  Transaction in   this Agreement or  the
relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee  of any nature (including interest, penalties and additions  thereto)  that is  imposed by any  government  or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated   Transactions"  means  with  respect  to  any  Early  Termination  Date   (a) if resulting from a
Termination Event, all Affected Transactions  and (b) if resulting from an  Event of Default, all Transactions
(in either case) in effect immediately            before            the            effectiveness            of
the notice designating that Early Termination  Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination   Currency   Equivalent"   means,   in  respect   of  any   amount denominated in the Termination
Currency, such Termination Currency  amount  and,  in respect  of any  amount  denominated in a currency other than the Termination Currency  (the  "Other  Currency"),  the  amount  in  the Termination Currency determined by the party making the  relevant  determination  as  being  required  to  purchase  such amount of such Other
Currency as at the relevant Early Termination Date, or, if the relevant Market  Quotation or Loss (as the case
may be), is determined as   of  a   later   date,   that   later   date,   with   the   Termination   Currency
at the rate equal to  the spot exchange rate of  the foreign  exchange  agent  (selected  as  provided  below)
for the purchase of such  Other Currency with  the  Termination  Currency at or about 11:00 a.m.  (in the city in which such foreign  exchange agent is located)  on such date as would be customary for the determination of
such a rate for the   purchase of such Other Currency for   value  on  the  relevant  Early  Termination  Date
or that later date. The   foreign exchange agent will,   if   only   one   party   is   obliged   to   make  a
determination under Section 6(e), be  selected in good faith by that party and otherwise will be agreed by the parties.

"Termination  Event"  means an  Illegality,  a Tax Event or a Tax Event  Upon  Merger  or,  if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination  Rate"  means a rate  per  annum  equal  to the  arithmetic  mean of  the cost (without  proof or evidence of any actual cost)  to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid  Amounts"  owing to any party  means,  with  respect  to an Early  Termination  Date, the aggregate of
(a) in respect of all Terminated  Transactions,  the amounts  that became  payable (or  that would have become payable but for Section  2(a)(iii)) to such party under Section 2(a)(i) on or  prior to such Early Termination
Date and which remain unpaid  as  at  such  Early  Termination  Date  and  (b)  in  respect of each Terminated
Transaction, for each obligation    under   Section    2(a)(i)    which   was   (or    would have been but for
Section 2(a) (iii)) required    to   be   settled   by    delivery    to   such   party   on   or   prior   to
such Early Termination Date  and which has not been  so settled as at such Early  Termination  Date, an amount equal to the fair market value  of that which was (or would have been)  required  to be  delivered  as of  the
originally scheduled date for delivery, in each case together with (to the extent permitted under   applicable
law) interest, in the currency  of such amounts, from  (and  including)  the date such amounts or  obligations were  or would have been required  to have been paid or  performed to (but excluding)  such Early  Termination
Date,  at the Applicable Rate. Such  amounts of interest will  be calculated on the basis of daily compounding and  the actual number of days  elapsed. The  fair market  value of any  obligation  referred to in clause (b)
above shall be reasonably  determined by the party obliged to make the determination under Section 6(e) or, if
each  party   is so obliged,   it shall be the average   of  the  Termination   Currency  Equivalents  of  the
fair market values reasonably determined by both parties.

IN  WITNESS  WHEREOF  the  parties  have  executed  this  document  on  the   respective dates specified below
with effect from the date specified on the first page of this document.

    THE ROYAL BANK OF SCOTLAND PLC                            THORNBURG MORTGAGE SECURITIES TRUST 2007-3
    By: Greenwich Capital Markets, Inc., its agent
                                                              By: Wells Fargo Bank, N.A., not individually but
                                                              solely as Securities Administrator under the Sale and
                                                              Servicing Agreement on behalf of THORNBURG MORTGAGE
                                                              SECURITIES TRUST 2007-3

    By:/s/ Deborah Pfeifer                                  By:/s/ Carla S. Walker
    Name:Deborah Pfeifer                                      Name:Carla S. Walker
    Title:Vice President                                      Title:Vice President
    Date:July 31, 2007                                        Date:July 31, 2007

                                                          Party A - The Royal Bank of Scotland plc
                                                          Party B - Thornburg Mortgage Securities Trust
                                                                      2007-3

Paragraph 13.  Elections and Variables

(a)      Security Interest for "Obligations".  The term "Obligations" as used in this Annex includes the following additional obligations:

         With respect to Party A:  Not applicable.
         With respect to Party B:  Not applicable.

(b)      Credit Support Obligations.

         (i)  Delivery Amount, Return Amount and Credit Support Amount.

              (A) Delivery Amount.  Paragraph 3(a) is amended as follows:  (I) the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced by the words "not later than the close of business on each Valuation Date"
                  and (II) the sentence beginning "Unless otherwise specified in Paragraph 13" and ending
                  "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the
                  Secured Party." shall be deleted and replaced by the following:

              "The  "Delivery  Amount"  applicable  to the  Pledgor for any  Valuation  Date will equal the greatest of

              (1) the amount by which (a) the S&P  Collateral  Amount for such  Valuation  Date exceeds (b)
              the S&P Value as of such  Valuation  Date of all Posted  Credit  Support  held by the Secured
              Party, and

              (2) the amount by which (a) the Moody's  Collateral  Amount for such  Valuation  Date exceeds
              (b) the Moody's  Value as of such  Valuation  Date of all Posted  Credit  Support held by the
              Secured Party.

              (B) Return Amount.  Paragraph 3(b) is amended as follows:  The sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." shall be deleted and replaced by the following:

              "The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

              (1) the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit
              Support held by the Secured Party exceeds (b) the S&P Collateral Amount for such Valuation
              Date, and

              (2) the amount by which (a) the Moody's Value as of such Valuation Date of all Posted
              Credit Support held by the Secured Party exceeds (b) the Moody's Collateral Amount for such
              Valuation Date.

              (C)  "Credit Support Amount" shall not apply.  For purposes of calculating any Delivery
                  Amount or Return Amount for any Valuation Date, reference shall be made to the S&P
                  Collateral Amount and the Moody's Collateral Amount, in each case  for such Valuation
                  Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

                  The "S&P Collateral  Amount" means, for any Valuation Date,  zero,  provided that (A) for so long as an S&P First  Rating  Trigger  Event has  occurred  and is  continuing  for at least 10 Local Business  Days, the S&P Collateral  Amount shall equal Party B's Exposure, and  (B)  for so  long  as an  S&P  Second  Rating  Trigger  Event  has  occurred  and is continuing for at least 10 Local  Business  Days,  the S&P Collateral  Amount shall equal the product of (I) Party B's Exposure and (II) 125%.

                  The "Moody's  Collateral  Amount" means (A) if (i) no Moody's First Rating  Trigger Event has occurred and is  continuing,  or (ii) a Moody's First Rating  Trigger Event  occurred after  Party A executed  this Annex and such event has been  continuing  for less than 30
                  Local Business Days, zero;

                  (B) if a Moody's First Rating  Trigger  Event has occurred and is  continuing  and (i)(I)
                  such event  existed  at the time  Party A  executed  this Annex or (II) at least 30 Local
                  Business  Days have  elapsed  since such event  occurred  and  (ii)(I) no Moody's  Second
                  Rating  Trigger Event has occurred and is continuing or (II) less than 30 Local  Business
                  Days have elapsed since the occurrence of a Moody's  Second Rating  Trigger  Event,  then the Moody's  Collateral  Amount shall equal the sum of (x) Party B's Exposure and (y) the sum, over all Transactions, of

                           Min [15*DV01, 2%*Hedge Notional]; and

                  (C) if a Moody's Second Rating Trigger Event exists at the time Party A executed this
                  Annex or has occurred and been continuing for 30 or more Local Business Days, then the
                  Moody's Collateral Amount shall equal

                           Max [0, Next Payment, Party B's Exposure + Additional Amount], where

                  Next Payment = the sum of the net payments due from Party A to Party B (if any) on the next payment date for all Transactions.

                  Additional Amount = the sum, over all Transactions of

                           (a) with respect to each Transaction that is a single currency swap with a fixed notional amount for each Calculation Period, Min [50*DV01, 8%* Hedge
                               Notional], and

                           (b) with respect to each Transaction that is not a single-currency swap with a fixed notional amount for each Calculation Period, Min [65*DV01, 10%*
                               Hedge Notional], where

                  DV01 = Party A's estimate of the change in the mid-market value of Party B's Exposure in a Transaction resulting from a one basis point change in the swap curve (as if such
                  Transaction were the only one outstanding between Party A and Party B), and

                  Hedge Notional = the notional amount of a Transaction for the relevant Calculation
                  Period.

         (ii)  Eligible Collateral.  The following items will qualify as "Eligible Collateral" for the party specified (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

Collateral Type                                           Valuation            Valuation            Valuation          Valuation
                                                       Percentage for       Percentage for       Percentage for     Percentage for
                                                      S&P First Rating     S&P Second Rating      Moody's First     Moody's Second
                                                        Trigger Event        Trigger Event       Rating Trigger     Rating Trigger
                                                                                                      Event              Event

(A) Cash, in the form of USD                                 100%                  80%                 100%               100%

(B) Negotiable Debt Obligations (as defined below)           98.9%                79.1%                100%               100%
issued by the Government of the United States of
America having a remaining maturity of not more
than one year.

(C) Negotiable Debt Obligations issued by the                98.0%                78.4%                100%               99%
Government of the United States of America having a
remaining maturity of more than one but not more
than two years.

(D) Negotiable Debt Obligations issued by the                98.0%                78.4%                100%               98%
Government of the United States of America having a
remaining maturity of more than two but not more
than three years.

(E) Negotiable Debt Obligations issued by the                98.0%                78.4%                100%               97%
Government of the United States of America having a
remaining maturity of more than three but not more
than five years.

(F) Negotiable Debt Obligations issued by the                93.7%                75.0%                100%               96%
Government of the United States of America having a
remaining maturity of more than five but not more
than seven years.

(G) Negotiable Debt Obligations issued by the                92.6%                74.1%                100%               94%
Government of the United States of America having a
remaining maturity of more than seven but not more
than ten years.

(H) Negotiable Debt Obligations issued by the                91.1%                72.9%                100%               90%
Government of the United States of America having a
remaining maturity of more than ten but not more
than twenty years.

(I) Negotiable Debt Obligations issued by the                88.6%                70.9%                100%               88%
Government of the United States of America having a
remaining maturity of more than twenty years.

          As used above, the following terms have the indicated meanings:

                  "Negotiable Debt Obligation" means a debt obligation in a stated principal amount with a non-variable fixed maturity, which cannot be redeemed by its issuer before its maturity nor put to the issuer for redemption before its maturity. It must bear interest on its stated principal amount at a non-variable fixed rate until maturity.

         (iii)  Other Eligible Support.  The following items will qualify as "Other Eligible Support" for the party specified:  Not Applicable.

         (iv)  Thresholds.

                  (A)      "Independent Amount" means with respect to Party A:  Not Applicable.

                           "Independent Amount" means with respect to Party B:  Not Applicable.

                  (B)      "Threshold" shall mean zero with respect to Party A and Party B.

                  (C)      "Minimum Transfer Amount" means with respect to Party A: USD 100,000, and with respect to Party B: USD 100,000, provided, that if the aggregate principal balance of the Certificates rated by S&P ceases to be more than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000 and provided further that if a Party is a Defaulting Party, or the Affected Party under an Additional
                           Termination Event, the Minimum Transfer Amount for such party shall be zero.

                  (D)      Rounding.  The Delivery Amount and the Return Amount will be rounded up and down, respectively, to the nearest integral multiple of USD 10,000.

(c)                            Valuation and Timing.

         (i)  "Valuation Agent" means Party A.

         (ii)  "Valuation Date" means:  each Local Business Day.

         (iii)  "Valuation Time" means the close of business on the Local Business Day before the
         Valuation Date or date of calculation, as applicable; provided, however, that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

         (iv)  "Notification Time" means 9:00 a.m., New York time, on a Local Business Day.

(d)      Conditions  Precedent and Secured  Party's  Rights and Remedies.  For purposes of Paragraph  8(a), each Termination Event will be a "Specified  Condition" for the Pledgor,  if the Secured Party has
         designated an Early  Termination  Date in connection  with the  Termination  Event.  For all other purposes of this Annex,  each Termination  Event specified below with respect to a party will be a
         "Specified  Condition"  for that party  (that party being the  Affected  Party if the  Termination
         Event occurs with respect to that party):

Termination Event                                       Party A                                Party B

Illegality                                                N/A                                    N/A
Tax Event                                                 N/A                                    N/A
Tax Event Upon Merger                                     N/A                                    N/A
Credit Event Upon Merger                                  N/A                                    N/A
Additional Termination Event(s)                            X                                      X

(e)      Substitution.

         (i)  "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

         (ii)  Consent.  The Pledgor shall obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).  Such consent shall not be unreasonably withheld.

(f)      Dispute Resolution.

         (i)  "Resolution Time" means 9:00 a.m., New York time, on the Local Business Day following the date on which the notice of the dispute is given by the Disputing Party to the other party.

         (ii)  Value.  For the purposes of Paragraphs 5(i)(c) and 5(ii), the Value of the outstanding
         Credit Support Amount or of any transfer of Eligible Credit Support or Posted Credit Support other than Cash (the "Non-Cash Credit Support") will be calculated as follows:  the product of
         (A) appropriate Valuation Percentage and (B) the sum of (I) the mean of the bid prices quoted on such date by any three principal market makers for such Non-Cash Credit Support chosen by the
         Disputing Party, or if three such quotations are not available from principal market makers for such date, using two such quotations, or if only one such quotation is obtained using such quotation, or if no quotations are available using the mean of such bid prices as of the day, next preceding such date, on which one or more of such quotations were available, plus (II) the accrued interest on such Non-Cash Credit Support (except to the extent Transferred to a party pursuant to this Agreement or included in the applicable price referred to in subparagraph (A)
         of this Clause) as of such date.  For the purposes of Paragraphs 5(i)(c) and 5(ii), the Value of the outstanding Credit Support Amount or of any transfer of Eligible Credit Support or Posted
         Credit in the form of Cash will be calculated as follows: (A) the amount thereof or (B) if an
         S&P Second Rating Trigger Event has occurred and has been continuing for at least 10 Local
         Business Days, the amount thereof multiplied by the Valuation Percentage for the S&P Second
         Rating Trigger Event for Cash set forth in Paragraph 13(b)(ii).

         (iii)  Alternative.  The provisions of Paragraph 5 will apply.

(g)      Holding and Using Posted Collateral.

         (i)  Eligibility to Hold Posted Collateral; Custodians.
         Party B or its Custodian will be entitled to hold Posted  Collateral  pursuant to Paragraph  6(b);
         provided that the following conditions applicable to it are satisfied:

                  (A)      In the event that Party B holds Posted  Collateral,  Party B is not a Defaulting
                           Party or an Affected Party under an Additional Termination Event.

                  (B)      Posted Collateral may be held only in the following jurisdiction:  New York.

                  (C)      In  the  event  that  the  Custodian  holds  Posted  Collateral,  the  long-term unsubordinated  unsecured debt of the Custodian is rated at least "A+" and "A-1"
                           by  Standard & Poors,  a division of The  McGraw-Hill  Companies,  Inc.  (or any successor thereto) and at least "A1" by Moody's Investors Service,  Inc. (or any successor  thereto).  If at any time the Custodian  does not have credit ratings from S&P at least equal to the a short-term  unsecured and  unsubordinated  debt rating  from S&P of  "A-1,"  or,  if such  entity  does  not  have a  short-term unsecured  and  unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from S&P of "A+", the Trustee must within 60 days obtain a replacement  Custodian with credit ratings from S&P at least equal to the a  short-term  unsecured  and  unsubordinated  debt rating from S&P of "A-1," or, if such entity does not have a short-term  unsecured  and unsubordinated  debt rating from S&P, a long-term  unsecured and  unsubordinated debt rating or counterparty rating from S&P of "A+".

                           Initially, the Custodian for Party B is Wells Fargo Bank ,National Association.

         (ii)  Use of Posted Collateral.  The provisions of Paragraph 6(c)(i) shall not apply.

(h)      Distributions and Interest Amount.

         (i)  Interest Rate.  The "Interest Rate" will be the actual interest earned by the Secured Party in respect of Posted Collateral in the form of Cash.

         (ii)  Transfer of Interest Amount.  The transfer of the Interest Amount will be made on the second Local Business Day of each calendar month in respect of the Interest Amount for the preceding calendar month, provided, however, that the obligation of Party B to Transfer any
         Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

         (iii)  Alternative to Interest Amount.  Not applicable.

(i)      Additional Representation(s).  Not applicable.

(j)      Other Eligible Support and Other Posted Support.

         (i)  "Value" with respect to Other Eligible Support and Other Posted Support means:  Not applicable.

         (ii)  "Transfer" with respect to Other Eligible Support and Other Posted Support means:  Not applicable.

 (k)     Demands and Notices.

         All demands, specifications and notices under this Annex will be made pursuant to the Notices
         Section of this Agreement, unless otherwise specified here:

         Party A:

                  Global Collateral Support Unit
                  The Royal Bank of Scotland plc, Financial Markets
                  280 Bishopsgate
                  London EC2M 4RB
                  Telephone: 44.207 085 5209
                  Facsimile:  44.207 085 4793

                  With a copy to:

                  Greenwich Capital Markets, Inc.
                  600 Steamboat Road
                  Greenwich CT 06830
                  Attn:    Derivatives Settlements
                  Telephone:  203-618-2781 (Rob Bache)
                              203-618-2440 (Operations main number)
                  Facsimile: 203-618-2579

         Party B:

                  As provided in Schedule.

(l)      Address for Transfers.  All transfers hereunder will be made to the account or accounts most recently notified by each party to the other.

(m)      Other Provisions.

     (i) Single Secured Party and Single  Pledgor.  Party A and Party B hereby agree that,  notwithstanding anything to the contrary in this Annex,  (a) the term "Secured Party" as used in this Annex means only
     Party B, (b) the term  "Pledgor"  as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the  acknowledgement  in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

      (ii)  Events of  Default.  Paragraph  7 will not apply to cause any Event of  Default  to exist  with respect to Party B except  that  Paragraph  7(i) will apply to Party B solely in respect of Party B's obligations  under  Paragraph  3(b) of the Credit  Support  Annex.  Notwithstanding  anything  to the contrary  in  Paragraph  7, any failure by Party A to comply  with or perform  any  obligation  to be complied  with or  performed  by Party A under the  Credit  Support  Annex  shall only be an Event of
      Default if (A) a First Rating  Trigger  Event with respect to S&P or a Second  Rating  Trigger  Event with  respect to S&P has  occurred  and been  continuing  for 60 days or more or (B) a Second  Rating
      Trigger  Event  with  respect  to  Moody's  has  occurred  and been  continuing  for 30 or more Local
      Business  Days and such  failure is not  remedied  on or before the third  Local  Business  Day after notice of such failure is given to Party A.

      (iii) Form of Annex.  Party A and Party B hereby  agree  that the text of  Paragraphs  1 through  12, inclusive,  of this Annex is intended to be the printed form of ISDA Credit Support Annex  (Bilateral
      Form - ISDA  Agreements  Subject to New York Law Only version) as published and  copyrighted  in 1994 by the International Swaps and Derivatives Association, Inc.

      (iv)  Expenses.  Notwithstanding  anything to the  contrary  in  Paragraph  10, the  Pledgor  will be responsible  for, and will  reimburse  the Secured  Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

      (v) Withholding.  Paragraph  6(d)(ii) is hereby amended by inserting  immediately after "the Interest
      Amount" in the fourth line thereof the words "less any applicable withholding taxes."

      (vi) "Local  Business  Day" means,  for purposes of the Credit  Support  Annex,  any day on which (A)
      commercial banks are open for business  (including  dealings in foreign exchange and foreign currency deposits)  in New York and the  location of Party A, Party B and any  Custodian,  and (B) in relation to a Transfer  of Eligible  Collateral,  any day on which the  clearance  system  agreed  between the parties for the delivery of Eligible  Collateral is open for  acceptance  and execution of settlement instructions  (or in the case of a Transfer of Cash or other  Eligible  Collateral for which delivery is  contemplated  by other means a day on which  commercial  banks are open for  business  (including dealings in foreign  exchange and foreign  deposits) in New York and the location of Party A, Party B and any Custodian.

      (vii)  Calculation  of Value.  Paragraph  4(c) is hereby  amended by  deleting  the word  "Value" and inserting in lieu  thereof "S&P Value and Moody's  Value".  Paragraph  4(d)(ii) is hereby  amended by
      (A)  deleting the words "a Value" and  inserting  in lieu thereof "an S&P Value and a Moody's  Value"
      and (B)  deleting the words "the Value" and  inserting in lieu thereof "S&P Value or Moody's  Value".
      Paragraph 5 (flush  language) is hereby  amended by deleting  the word "Value" and  inserting in lieu thereof "S&P Value or Moody's Value".  Paragraph 5(i) (flush  language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value and Moody's  Value".  Paragraph  5(i)(C) is
      hereby  amended by deleting the word "the Value,  if" and  inserting in lieu thereof "any one or more of the S&P Value or Moody's  Value,  as may be".  Paragraph  5(ii) is hereby  amended by (1) deleting the first  instance of the words "the Value" and  inserting  in lieu  thereof "any one or more of the
      S&P Value or  Moody's  Value"  and (2)  deleting  the second  instance  of the words "the  Value" and inserting in lieu thereof "such disputed S&P Value or Moody's Value".  Each of Paragraph  8(b)(iv)(B)
      and  Paragraph  11(a) is hereby  amended by deleting the word  "Value" and  inserting in lieu thereof
      "least of the S&P Value and Moody's Value".

      (viii)  "Moody's  Value" means,  on any date and with respect to any Eligible  Collateral  other than
      Cash,  (A) if a Moody's First Rating  Trigger  Event has occurred and is  continuing  and (i)(I) such event  existed at the time Party A executed  this Annex or (II) at least 30 Local  Business Days have elapsed since such event  occurred and (ii)(I) no Moody's  Second  Rating  Trigger Event has occurred and is  continuing or (II) less than 30 Local  Business  Days have elapsed since the  occurrence of a
      Moody's Second Rating Trigger Event,  the bid price obtained by the Valuation Agent multiplied by the
      Valuation  Percentage for Moody's First Rating  Trigger Event for such Eligible  Collateral set forth in Paragraph  13(b)(ii);  and (B) if a Moody's Second Rating Trigger Event exists at the time Party A executed this Annex or has occurred and been  continuing  for 30 or more Local Business Days, the bid price  obtained by the Valuation  Agent  multiplied by the Valuation  Percentage  for Moody's  Second
      Rating Trigger Event for such Eligible Collateral set forth in Paragraph 13(b)(ii).

      (x)    "S&P Value" means,  on any date and with respect to any Eligible  Collateral  other than Cash,
      (a) if an S&P First  Trigger  Rating Event has occurred  and an S&P Second  Trigger  Rating Event has not  occurred  and  been  continuing  for 10 Local  Business  Days,  the bid  price  obtained  by the
      Valuation  Agent  multiplied by the Valuation  Percentage for S&P First Rating Trigger Event for such
      Eligible  Collateral  set forth in Paragraph  13(b)(ii),  or (b) if a Second Trigger Rating Event has
      occurred  with  respect to S&P,  the bid price  obtained by the  Valuation  Agent  multiplied  by the
      Valuation  Percentage for S&P Second Rating  Trigger Event for such Eligible  Collateral set forth in
      Paragraph  13(b)(ii).  With respect to Cash,  (a) the amount  thereof or (b) if an S&P Second  Rating
      Trigger Event has occurred and has been  continuing  for at least 10 Local  Business Days, the amount thereof  multiplied by the Valuation  Percentage for the S&P Second Rating Trigger Event for Cash set
      forth in Paragraph 13(b)(ii).

      (xi)   Collateral  Account.  Party B shall open and  maintain a segregated  account and hold,  record and identify all Posted Collateral in such segregated account.

      (xii)  Transfer  Timing.  The  following  words  shall be  inserted  before  the period at the end of
             Paragraph  4(b): ", provided that  maintenance  and any transfer of Eligible Credit Support by the Pledgor  pursuant to Paragraph  3(a) shall be made not later than the close of business on the relevant Valuation Date, regardless of whether any demand for transfer is received."

                                   [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

THE ROYAL BANK OF SCOTLAND PLC                               THORNBURG MORTGAGE SECURITIES TRUST 2007-3
By: Greenwich Capital Markets, Inc., its agent               By: Wells Fargo Bank, N.A., not individually, but
                                                             solely as Securities Administrator under the Sale and
                                                             Servicing Agreement on behalf of Thornburg Mortgage
By: /s/  Deborah Pfeifer                                  Securities Trust 2007-3
Name:Deborah Pfeifer
Title:Vice President

                                                             By: /s/ Carla S. Walker
                                                             Name:Carla S. Walker
                                                             Title:Vice President

                                                     SCHEDULE
                                                      TO THE
                                                 MASTER AGREEMENT
                                                    DATED AS OF

                                                  July 31, 2007,

                                                      between

                                          THE ROYAL BANK OF SCOTLAND PLC
                                 Established as a bank under the laws of Scotland
                                                    ("Party A")

                                                        and

                                    THORNBURG MORTGAGE SECURITIES TRUST 2007-3
                                            A Delaware statutory trust
                                                    ("Party B")

Part 1   Termination Provisions
         (a)     "Specified  Entity" means (i) in relation to Party A for all purposes of the Agreement:  None; and
                 (ii) in relation to Party B for all purposes of the Agreement:  None.

         (b)     The  "Failure  to Pay or Deliver"  provisions  of Section  5(a)(i)  will apply to Party A and will apply to Party B.

         (c)     The "Breach of Agreement"  provisions of Section  5(a)(ii) of the Agreement  will be  inapplicable to Party A and Party B.

         (d)     The "Credit  Support  Default"  provisions  of Section  5(a)(iii) of the  Agreement  will apply to
                 Party A and will not  apply to Party B except  that  Section  5(a)(iii)(1)  will  apply to Party B solely in respect of Party B's  obligations  under  Paragraph  3(b) of the  Credit  Support  Annex specified  as a  Credit  Support  Document  with  respect  to Party  A.  Notwithstanding  Sections
                 5(a)(i) and  5(a)(iii),  and without  prejudice to any Event of Default  resulting  from Party A's failure to post  collateral  in  accordance  with the  criteria  of any Rating  Agency  other than
                 Moody's,  any failure by Party A to comply with or perform any  obligation  to be complied with or performed by Party A under the Credit  Support  Annex to this  Agreement  shall not be an Event of
                 Default  unless (A) a Moody's  Second  Rating  Trigger  Event has  occurred  and at least 30 Local
                 Business  Days have elapsed since such Moody's  Second  Rating  Trigger Event has occurred and (B)
                 such  failure is not  remedied  on or before the third  Local  Business  Day after  notice of such failure is given to Party A.

         (e)     The  "Misrepresentation"  provisions of Section  5(a)(iv) of the Agreement will be inapplicable to
                 Party B.

         (f)     The "Default Under Specified  Transaction"  provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

         (g)     The "Cross Default"  provisions of Section  5(a)(vi) of the Agreement will apply to Party A with a
                 Threshold Amount of 3% of the  shareholder's  equity of Party A as shown on its most recent annual audited financial statements.

                 The "Cross  Default"  provisions of Section  5(a)(vi) of the  Agreement  will be  inapplicable  to
                 Party B.

         (h)     The  "Bankruptcy"  provision  of Section  5(a)(vii)  of the  Agreement  will apply to Party A. The
                 "Bankruptcy"  provisions  of Section  5(a)(vii) of the  Agreement  will be  applicable to Party B, subject to the following modifications:

                 (i)     Section 5(a)(vii)(2), (7) and (9) shall not apply;

                 (ii)    Section  5(a)(vii)(3)  shall not apply in  respect  of Party B to the  extent it refers to any  assignment,  arrangement or  composition  that is effected by or pursuant to the Sale and Servicing Agreement or the Indenture.

                 (iii)   Section  5(a)(vii)(4)  shall not apply to the  extent  that it  refers to  proceedings  or petitions instituted or presented by Party A or its affiliates;

                 (iv)    Section  5(a)(vii)(6)  shall not apply to Party B to the extent  that it refers to (x) any appointment  that is effected by or pursuant to the Sale and  Servicing  Agreement  or the
                         Indenture  or (y) any  appointment  that Party B has not become  subject to. For  purposes of clause (x) in the preceding  sentence,  the only  appointments  effected by or pursuant to the Sale and Servicing  Agreement  are the  appointments  of [(i) Well Fargo,  N.A., as the Securities  Administrator to the Trust, (ii) LaSalle Bank,  National  Association,  as
                         Indenture Trustee,  (iii) Wilmington Trust Company,  as Delaware Trustee and (iv)] in each case,  any successor  thereto that is appointed in accordance  with the Sale and Servicing
                         Agreement or the Indenture; and

                 (v)     Section  5(a)(vii)(8)  shall  apply  to  Party B only to the  extent  that it  applies  to
                         Section 5(a)(vii)(1), (3), (4), (5) and (6), as amended in this Part 1(h).

         (i)     The "Tax Event"  provisions  of Section  5(b)(ii)  shall apply,  provided  that the words "(x) any action taken by a taxing authority, or brought in a court of competent  jurisdiction,  on or after the date on which a  Transaction  is entered into  (regardless  of whether such action is taken or brought with respect to a party to this Agreement) or (y)" shall be deleted.

         (j)     The  "Credit  Event  Upon  Merger"  provisions  of  Section  5(b)(iv)  of the  Agreement  will  be inapplicable to Party A and Party B.

         (k)     The  "Automatic  Early   Termination"   provision  of  Section  6(a)  of  the  Agreement  will  be inapplicable to Party A and Party B.

         (l)     Payments on Early Termination.

                 (i)     For the purpose of Section 6(e) of the Agreement:

                         (A)    Market Quotation will apply; and

                         (B)    The Second Method will apply.

                 (ii)    Notwithstanding  Section 6 of this Agreement,  so long as Party A is (A) the sole Affected
                         Party in  respect of an  Additional  Termination  Event or a Tax Event Upon  Merger or (B)
                         the  Defaulting  Party in respect  of any Event of  Default,  paragraphs  (A) to (F) below shall apply:

                         (A)    The  definition  of  "Market  Quotation"  shall  be  deleted  in its  entirety  and replaced with the following:

                                ""Market  Quotation"  means,  with respect to one or more Terminated  Transactions, an offer which,  when made, is capable of becoming  legally binding upon acceptance
                                (any such offer,  a "Firm  Offer")  which is (1) made by a  Reference  Market-maker that is an  Eligible  Replacement,  (2) for an amount that would be paid to Party B
                                (expressed  as a negative  number) or by Party B (expressed  as a positive  number)
                                in  consideration of an agreement  between Party B and such Reference  Market-maker to enter into a transaction  (the  "Replacement  Transaction")  that would have the effect  of  preserving  for  Party B the  economic  equivalent  of any  payment  or delivery  (whether  the  underlying  obligation  was  absolute  or  contingent  and assuming the  satisfaction of each applicable  condition  precedent) by the parties under  Section  2(a)(i)  in  respect of such  Terminated  Transactions  or group of
                                Terminated  Transactions  that would,  but for the occurrence of the relevant Early
                                Termination  Date,  have been required  after that date, (3) made on the basis that
                                Unpaid  Amounts in respect of the Terminated  Transaction or group of  Transactions are to be excluded  but,  without  limitation,  any payment or delivery that would, but  for  the  relevant  Early  Termination  Date,  have  been  required  (assuming satisfaction of each applicable  condition  precedent) after that Early Termination
                                Date is to be included and (4) made in respect of a  Replacement  Transaction  with commercial terms that are, in all material  respects,  no less beneficial for Party
                                B than those of this  Agreement  (save for the exclusion of provisions  relating to
                                Transactions  that  are not  Terminated  Transactions)  as  determined  by  Party B acting in a commercially reasonable manner."

                         (B)    The  definition  of  "Settlement  Amount"  shall be  deleted  in its  entirety  and replaced with the following:

                                 ""Settlement Amount" means, with respect to any Early Termination Date:

                               (1) if, on or prior to such  Early  Termination  Date,  a Market  Quotation  for the
                               relevant Terminated  Transaction or group of Terminated  Transactions is accepted by
                               Party B so as to become legally  binding,  the  Termination  Currency  Equivalent of the amount (whether positive or negative) of such Market Quotation;

                               (2) if, on such  Early  Termination  Date,  no  Market  Quotation  for the  relevant
                               Terminated  Transaction  or group of  Terminated  Transactions  has been accepted by
                               Party B so as to become  legally  binding  and one or more  Market  Quotations  have been made and remain  capable of  becoming  legally  binding  upon  acceptance,  the
                               Termination  Currency  Equivalent  of the amount  (whether  positive or negative) of the lowest of such Market  Quotations  (for the  avoidance  of doubt,  the lowest of such  Market  Quotations  shall  be the  lowest  Market  Quotation  of  such  Market
                               Quotations  expressed as a positive  number or, if any of such Market  Quotations is expressed  as a  negative  number,  the  Market  Quotation  expressed  as a negative number with the largest absolute value); or

                               (3) if, on such  Early  Termination  Date,  no  Market  Quotation  for the  relevant
                               Terminated  Transaction  or group of  Terminated  Transactions  has been accepted by
                               Party  B so as to  become  legally  binding  and  no  Market  Quotations  have  been communicated  to Party B, Party B's Loss  (whether  positive or negative and without reference to any Unpaid  Amounts) for the relevant  Terminated  Transaction or group of Terminated Transactions."

                         (C)    In  determining  whether or not a Firm Offer  satisfies the condition in clause (4)
                                of the  definition  of  Market  Quotation,  Party  B  shall  act in a  commercially reasonable manner.

                         (D)    At any time on or before  the Early  Termination  Date at which two or more  Market
                                Quotations  remain capable of becoming  legally  binding upon  acceptance,  Party B shall be  entitled to accept  only the lowest of such  Market  Quotations  (for the avoidance  of doubt,  the  lowest of such  Market  Quotations  shall be the  lowest
                                Market  Quotation of such Market  Quotations  expressed as a positive number or, if any of such  Market  Quotations  is  expressed  as a  negative  number,  the Market
                                Quotation expressed as a negative number with the largest absolute value).

                         (E)    If Party B requests Party A in writing to obtain Market  Quotations,  Party A shall use its reasonable efforts to do so before the Early Termination Date.

                         (F)    If  the  Settlement  Amount  is a  negative  number,  Section  6(e)(i)(3)  of  this
                                Agreement shall be deleted in its entirety and replaced with the following:

                         Second Method and Market  Quotation.  If Second  Method and Market  Quotation  apply,  (1)
                         Party B shall  pay to Party A an  amount  equal to the  absolute  value of the  Settlement
                         Amount in respect  of the  Terminated  Transactions,  (2) Party B shall pay to Party A the
                         Termination  Currency  Equivalent  of the Unpaid  Amounts owing to Party A and (3) Party A shall pay to Party B the  Termination  Currency  Equivalent of the Unpaid Amounts owing to
                         Party B,  provided  that,  (i) the amounts  payable  under (2) and (3) shall be subject to netting in accordance  with Section 2(c) of this  Agreement and (ii)  notwithstanding  any other  provision of this  Agreement,  any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1).

         (m)     "Termination Currency" means United States Dollars.

         (n)     Additional Termination Events  Each of the following shall be an Additional Termination Event:

                 (i)     Moody's First Rating  Trigger  Event A Moody's  First Rating  Trigger Event (as defined in
                         Part 5(i)) has occurred and is  continuing,  and Party A fails to comply with,  or perform its  obligations  under,  the Credit  Support Annex and either (A) a Moody's Second Rating
                         Trigger Event has not occurred or (B) a Moody's  Second Rating  Trigger Event has occurred and  been  continuing  for  less  than  30  Local  Business  Days.  For  purposes  of this
                         Additional Termination Event, Party A shall be the sole Affected Party.

                 (ii)    S&P First Rating  Trigger  Event.  An S&P First Rating  Trigger  Event (as defined in Part
                         5(i)) has occurred,  and Party A has not, within the period of time  prescribed,  complied with Part  5(i)(iii)  and  below.  For  purposes  of this  Additional  Termination  Event,
                         Party A shall be the sole Affected Party.

                 (iii)   Moody's  Second  Rating  Trigger  Event.  (A) A Moody's  Second  Rating  Trigger Event (as
                         defined in Part  5(i)) has  occurred  and been  continuing  for 30 or more Local  Business
                         Days and (B) (i) at least one  Eligible  Replacement  (as defined in Part 5(i)) has made a
                         Firm  Offer  to be the  transferee  of a  transfer  to be made  in  accordance  with  Part
                         5(i)(iii)  below and/or (ii) at least one entity with the  Acceptable  Ratings (as defined in Part 5(i)) has made a Firm Offer to provide  an  Eligible  Guarantee  in respect of all of Party A's present and future  obligations  under this  Agreement.  For purposes of this
                         Additional Termination Event, Party A shall be the sole Affected Party.

                 (iv)    S&P Second Rating  Trigger  Event.  An S&P Second Rating Trigger Event (as defined in Part
                         5(i)) with  respect to S&P has  occurred,  and Party A has not,  within the period of time prescribed,  complied with the  requirements  of Part 5(i)(v) below.  For purposes of this
                         Additional Termination Event, Party A shall be the sole Affected Party.

                 (v)     Regulation  AB (A) The  Depositor  still has a reporting  obligation  with respect to this
                         Transaction  pursuant to  Regulation  AB and (B) Party A has not,  within 15 Business Days after receipt of a Hedge  Disclosure  Request  complied with the  provisions  set forth in
                         Part 5(j)(iv) below (provided that if the significance  percentage  reaches 10% or 20%, as applicable,  after a Hedge  Disclosure  Request  has been  made to  Party A,  Party A must comply  with the  provisions  set  forth in Part  5(j)(iv)  below  within 10 days (or such shorter time period as may be  reasonably  requested  by the  Depositor in order to comply with the reporting  requirements  under  Regulation  AB) of Party A being  informed of the significance  percentage  reaching  10% or  20%,  as  applicable).  For  purposes  of this
                         Additional Termination Event, Party A shall be the sole Affected Party.

Part 2   Tax Representations
         (a)     Payer  Representations  For the purpose of Section  3(e) of the  Agreement,  Party A will make the following representation and Party B will not make the following representation:

                 It is  not  required  by  any  applicable  law,  as  modified  by the  practice  of  any  relevant
                 governmental  revenue  authority,   of  any  Relevant   Jurisdiction  to  make  any  deduction  or
                 withholding  for or on account of any Tax from any payment  (other  than  interest  under  Section
                 2(e),  6(d)(ii)  or  6(e)  of the  Agreement)  to be  made by it to the  other  party  under  this
                 Agreement.  In making this representation,  it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement,  (ii) the  satisfaction  of the agreement  contained  in Section  4(a)(i) or  4(a)(iii)  of the  Agreement  and the  accuracy  and effectiveness  of any  document  provided  by the other  party  pursuant  to  Section  4(a)(i)  or
                 4(a)(iii)  of the  Agreement  and (iii)  the  satisfaction  of the  agreement  of the other  party contained  in  Section  4(d) of the  Agreement,  provided  that it shall  not be a breach  of this representation  where  reliance  is placed on clause  (ii) and the other  party does not deliver a form or document under Section  4(a)(iii) of the Agreement by reason of material  prejudice to its legal or commercial position.

         (b)     Payee Representations  For the purpose of Section 3(f) of the Agreement:

                 (i)     Party A represents that:

                         (A) Party A is a tax resident of the United Kingdom;

                         (B) Party A is a "foreign  person"  within the  meaning of the  applicable  U.S.  Treasury
                             Regulations  concerning  information  reporting  and  backup  withholding  tax  (as in effect on January 1, 2001),  unless  Party A provides  written  notice to Party B that it is no longer a foreign person;

                         (C) in  respect  of  each   Transaction   Party  A  enters  into   through  an  office  or
                             discretionary  agent in the United  States or which  otherwise is allocated  (in whole or part) for United  States  federal  income tax purposes to such United  States trade or  business,  each  payment  received  or  to be  received  by  Party  A  under  such
                             Transaction (or portion  thereof,  if applicable)  will be effectively  connected with its conduct of a trade or business in the United States; and

                         (D) in respect of all other  Transactions or portions  thereof,  no such payment  received or to be received by Party A in connection  with this Agreement is  attributable  to a trade or  business  carried on by it through a permanent  establishment  in the United
                             States.

                 (ii)    Party B represents that it is a Delaware statutory trust.

         (c)     Definition  of  "Indemnifiable  Tax"  Notwithstanding  the  definition of  "Indemnifiable  Tax" in
                 Section  14 of  the  Agreement,  in  relation  to  payments  by  Party  A,  any  Tax  shall  be an
                 Indemnifiable Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

         (d)     No gross-up by Party B Section  2(d)(i)(4)  shall not apply to Party B as X, and Section  2(d)(ii)
                 shall not apply to Party B as Y.

Part 3   Agreement to Deliver Documents
         For the purpose of Sections  4(a)(i) and (ii) of the  Agreement,  Party A and Party B agree to deliver the following documents, as applicable:

         (a)     Tax forms, documents or certificates to be delivered are:

Party Required to                                                                  Date by Which to be
Deliver Document            Form/Document/Certificate                              Delivered

Party A                     W-8ECI                                                 Upon the execution and
                                                                                   delivery of this Agreement and
                                                                                   every 3 years thereafter upon
                                                                                   reasonable request by Party B.

Party B                     Any form or document required or reasonably            (i) Concurrently with the
                            requested to allow the other party to make payments    execution and delivery of this
                            under the Agreement without any deduction or           Agreement, and (ii) anytime
                            withholding for or on account of any Tax, or with      when the document last
                            such deduction or withholding at a reduced rate.       delivered is incorrect or
                                                                                   out-of-date.

         (b)     Other documents to be delivered and covered by the Section 3(d) representation are:

                                                                                              Covered by Section
Party required to deliver   Form/Document/or Certificate   Date by which to be delivered      3(d) representation

Party A and Party B         Incumbency Certificate (or,    Concurrently with the execution    Yes
                            if available the current       and delivery of this Agreement
                            authorized signature book or   unless previously delivered and
                            equivalent authorizing         still in full force and effect.
                            documentation) specifying
                            the names, titles, authority
                            and specimen signatures of
                            the persons authorized to
                            execute the Agreement which
                            sets forth the specimen
                            signatures of each signatory
                            to the Confirmation signing
                            on its behalf.

Party A                     The Agency Agreement between   Concurrently with the execution    No
                            Greenwich Capital Markets,     and delivery of this Agreement.
                            Inc. and the Royal Bank of
                            Scotland plc dated as of
                            December 8, 2000, as amended.

Party A                     Legal opinion(s) with          Concurrently with the execution    No
                            respect to such party          and delivery of this Agreement.
                            relating to the
                            enforceability of the
                            party's obligations under
                            this Agreement.

Part 4   Miscellaneous
         (a)     Addresses for Notices.  For the purposes of Section 12(a) of the Agreement:

                 (i)     Notices or  communications  shall,  with respect to a particular  Transaction,  be sent to the address,  telex  number or facsimile  number  reflected  in the  Confirmation  of that
                         Transaction.  In addition (or in the event the  Confirmation  for a  Transaction  does not provide  relevant  Addresses/information  for notice),  with  respect to notices  provided pursuant to Section 5 and 6 of this Agreement, notice shall be provided to:

                         Address for notices or communications to Party A:

                         Address:   c/o RBS Financial Markets, Level 4,
                         135 Bishopsgate, London, EC2M 3UR

                         Attention: Swaps Administration

                         Telephone: 020 7085 5000

                         Fax:       020 7085 5050

                   Notices provided pursuant to Section 5 and 6 of this Agreement shall be provided to:

                   Address:         c/o RBS Financial Markets
                                    Level 7, 135 Bishopsgate
                                    London EC2M 3UR
                   Attention:       Head of Legal, Financial Markets
                   Telephone:       44 207 085 5000
                   Facsimile:       44 207 085 8411

                   With a copy to:

                   Address:         Greenwich Capital Markets, Inc.
                                    600 Steamboat Road
                                    Greenwich, CT  06830
                   Attention:       Legal Department - Derivatives Documentation
                   Phone No.:       203-618-2531/32
                   Facsimile No.:   203-618-2533/34

                  Address for notices or communications to Party B:

                  Address:          Wells Fargo Bank, N.A.
                                    P.O. Box 98
                                    Columbia, Maryland  21046
                  Attention:        Thornburg 2007-3
                  Facsimile:        410-715-2380

         (b)     Notice by  Facsimile  Transmission.  Section  12(a) of the  Agreement  is amended by adding in the third line thereof after the phrase  "messaging  system" and before the ")" the words "; provided, however,  any such notice or other communication may be given by facsimile  transmission (it being agreed  that  the  burden  of  proving  receipt  will be on the  sender  and  will not be met by a transmission report generated by the sender's facsimile machine)".

                 Section 12(a)(ii) of the Agreement is deleted in its entirety.

         (c)     Process Agent.  For the purpose of Section 13(c) of the Agreement:

                 Party A appoints as its Process Agent: none.

                 Party B appoints as its Process Agent: none.

         (d)     Offices.  With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

         (e)     Multibranch Party.  For the purpose of Section 10(c) of the Agreement:

                 Party A is a Multibranch Party.

                 Party B is not a Multibranch Party.

         (f)     Calculation  Agent.  The  Calculation  Agent is Party A;  provided,  however,  that if an Event of
                 Default  occurs  with  respect to Party A, then Party B shall be  entitled  to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

         (g)     Credit  Support  Document.  Details of any  Credit  Support  Document:  In the case of Party A and
                 Party B, the ISDA  Credit  Support  Annex (New York  law),  dated as of the date  hereof,  between
                 Party A and  Party B, and such  other  collateralization  agreement  or  collateralization  credit support  arrangement  provided for under the terms of any Confirmation  and Transaction  evidenced thereby,  together with any document or agreement that by its terms secures or collateralizes  the parties'  obligations  under a  Transaction  heretofore  or  hereafter  entered  into  between the parties.

         (h)     Credit Support Provider.

                 Credit Support Provider means in relation to Party A: none.

                 Credit Support Provider means in relation to Party B: none.

         (i)     Governing  Law.  This  Agreement  and all matters  relating  hereto or arising  hereunder  will be governed  by and  construed  in  accordance  with  the  laws of the  State  of New  York  (without reference  to  conflicts of law  doctrine  other than New York  General  Obligations  Law Sections
                 5-1401 and 5-1402).

         (j)     Netting  of  Payments  Subparagraph  (ii) of  Section  2(c) of the  Agreement  will  apply  to the
                 Transaction evidenced by the Confirmation.

         (k)     Affiliates  Party B shall be deemed to not have any Affiliates for purposes of this Transaction.

         (l)     Single  Agreement.  Section  1(c) of the  Agreement  shall be amended by the addition of the words
                 ", the Credit Support Annex" after the words "Master Agreement".

         (m)     Local Business Day. The  definition of Local  Business Day in Section 14 of this  Agreement  shall be amended by the addition of the words "or any Credit Support  Document" after "Section  2(a)(i)"
                 and the addition of the words "or Credit Support Document" after "Confirmation".

Part 5   Other Provisions.
         (a)     Additional  Representation.  Section  3(a) of the  Agreement  shall  be  amended  to  include  the following additional representations after paragraph 3(a)(v):

                 (vi)    Principal.   It  is  acting  as  principal  and  not  as  agent  when  entering  into  the
                         Transaction.

                 (vii)   Non-Reliance.  It is  acting  for its own  account  and it has  made  its own  independent decisions to enter into the  Transaction  and as to whether the Transaction is appropriate or proper for it based upon its own  judgment  and upon  advice  from such  advisors as it has deemed  necessary.  It is not  relying on any  communication  (written or oral) of the other party as investment  advice or as a  recommendation  to enter into the  Transaction;
                         it  being  understood  that  information  and  explanations   related  to  the  terms  and
                         conditions  of  the  Transaction   shall  not  be  considered   investment   advice  or  a
                         recommendation  to  enter  into  the  Transaction.  No  communication  (written  or  oral)
                         received  from the other party shall be deemed to be an  assurance  or guarantee as to the expected results of the Transaction.

                 (viii)  Evaluation and  Understanding.  It is capable of evaluating and  understanding (on its own behalf or through  independent  professional  advice),  and understands  and accepts,  the terms,  conditions and risks of the Agreement and the  Transaction.  It is also capable of
                         assuming,   and  assumes,  the  financial  and  other  risks  of  the  Agreement  and  the
                         Transaction.

                 (ix)    Status of  Parties.  The other party is not acting as an agent,  fiduciary  or advisor for it in respect of the Transaction.

                 (x)     Eligible Contract  Participant,  etc. It is an "eligible contract  participant" as defined in Section  1a(12) of the U.S.  Commodity  Exchange  Act (7 U.S.C.  1a), as amended by the
                         Commodity  Futures  Modernization  Act of 2000 and the  Transaction  evidenced  hereby has been the  subject  of  individual  negotiations  and is  intended  to be exempt  from,  or otherwise not subject to regulation thereunder.

         (b)     Waiver of Right to Trial by Jury.  EACH  PARTY  HEREBY  IRREVOCABLY  WAIVES  ANY AND ALL RIGHTS TO
                 TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

         (c)     Absence of  Litigation.  In Section  3(c) of the  Agreement  the words "or any of its  Affiliates"
                 shall be deleted.

         (d)     Fully-paid Party  Protected.  Notwithstanding  the terms of Sections 5 and 6 of the Agreement,  if at any time and so long as Party B has  satisfied  its  payment  and  delivery  obligations  under
                 Section  2(a)(i) of the  Agreement,  then  unless  Party A is  required  pursuant  to  appropriate proceedings  to  return  to Party B or  otherwise  returns  to Party B upon  demand of Party B any portion of such  payment or delivery,  (a) the  occurrence  of an event  described in Section 5(a)
                 (other than the failure by Party B under Section  5(a)(iii) to return  excess  collateral to Party
                 A under  Paragraph  3(b) of the Credit  Support  Annex) of the  Agreement  with respect to Party B shall not  constitute  an Event of Default or  Potential  Event of Default with respect to Party B as the Defaulting  Party and (b) Party A shall be entitled to designate an Early  Termination Date pursuant to Section 6 of the Agreement  only as a result of (1) a  Termination  Event set forth in either  Section  5(b)(i) or  Section  5(b)(ii)  of the  Agreement  with  respect to Party A as the
                 Affected  Party or (2) an Event of Default set forth in Section  5(a)(iii) with respect to Party B as the  Defaulting  Party  where  Party B failed  to  return  excess  collateral  to Party A under
                 Paragraph  3(b)  of the  Credit  Support  Annex.  For  purposes  of the  Transaction  to  which  a
                 Confirmation  relates,  Party B's only  obligations  are to pay the Fixed Amount on the Fixed Rate
                 Payer  Payment Date under Section  2(a)(i) of the  Agreement  and to return  excess  collateral to
                 Party A under Paragraph 3(b) of the Credit Support Annex.

         (e)     Limitation  of  Liability  It is expressly  understood  and agreed by the parties  hereto that (a)
                 this  letter   agreement  is  executed  and  delivered  by  the  Securities   Administrator,   not
                 individually  or  personally  but  solely  as the  Securities  Administrator  under  the  Sale and
                 Servicing Agreement,  dated as of July 1, 2007,  Structured Asset Mortgage Investments II Inc., as
                 Depositor,  Thornburg  Mortgage  Home  Loans,  Inc.,  as  Initial  Seller and  Sponsor,  Thornburg
                 Mortgage  Funding,  Inc., as Seller,  Wells Fargo Bank,  N.A., as Master  Servicer and  Securities
                 Administrator (the "Securities  Administrator"),  LaSalle Bank National Association,  as Indenture
                 Trustee and Custodian,  and Thornburg  Mortgage  Securities Trust 2007-3, as Issuer (the "Sale and
                 Servicing  Agreement"),  in the exercise of the powers and  authority  conferred and vested in it,
                 (b) the  representations,  undertakings and agreements  herein are made on the part of Party B are made and intended not as personal  representations,  undertakings and agreements by the Securities
                 Administrator  but are made and  intended  for the  purpose of binding  only Party B, (c)  nothing herein  contained  shall be  construed as creating  any  personal or  individual  liability on the
                 Securities  Administrator  to perform any covenant either expressed or implied  contained  herein, all such  liability,  if any, being  expressly  waived by the parties who are  signatories to this letter  agreement and by any person  claiming by, through or under such parties,  and (d) under no circumstances  shall the  Securities  Administrator  be  personally  liable for the payment of any indebtedness  or  expenses  of Party B or be  personally  liable  for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken by Party B under this letter agreement.

         (f)     Proceedings  Party A shall not institute  against or cause any other person to institute  against, or  join  any  other  person  in  instituting  against  Party  B any  bankruptcy,  reorganization, arrangement,  insolvency or liquidation  proceedings,  or other  proceedings  under any federal or state  bankruptcy,  dissolution  or similar  law,  for a period of one year and one day  following indefeasible  payment in full of the Notes,  provided that nothing  herein shall  preclude,  or be deemed to estop  Party A from  taking any action in any case or  proceeding  voluntarily  filed or commenced by or on behalf of Party B or in any  involuntary  case or proceeding  after it has been commenced  by a party other than Party A or one of its  Affiliates.  This  provision  will survive the termination of this Agreement.

         (g)     Recording of  Conversations  Each party to this  Transaction  acknowledges  and agrees to the tape
                 (and/or  other  electronic)  recording of  conversations  between the parties to this  Transaction whether by one or other or both of the parties or their agents.

         (h)     No Set-off  Notwithstanding  any  provision  of this  Agreement  or any other  existing  or future agreement,  each party  irrevocably  waives any and all rights it may have to set-off,  net recoup or otherwise  withhold or suspend or condition  payment or performance  of any obligation  between it and the other party hereunder  against any obligation  between it and the other party under any other  agreements.  The  provisions  for Set-off set forth in Section 6(e) of the Agreement  shall not apply for purposes of this Transaction.

         (i)     Rating Agency Downgrade

                 (i)     For purposes of this Part 5(i), the following definitions apply:

                         An entity has  "Acceptable  Ratings"  if (x) with  respect to S&P,  (1) it is a  Financial
                         Institution and its short-term  unsecured and unsubordinated  debt is rated at least "A-2"
                         (or, if Party A does not have a short-term  unsecured and unsubordinated  debt rating from
                         S&P, its long-term  unsecured and unsubordinated debt is rated at least "BBB+"), or (2) if it is not a Financial  Institution,  its short-term  unsecured and unsubordinated  debt is rated  at  least  "A-1"  (or,  if  Party  A does  not  have  a  short-term  unsecured  and unsubordinated  debt rating from S&P, its long-term  unsecured and unsubordinated  debt is rated at least "A+"), and (y) with respect to Moody's,  Party A's long-term  unsecured and unsubordinated  debt is  rated at  least  "A3" and  Party  A's  short-term  unsecured  and unsubordinated  debt is rated at least "Prime-2" (or if Party A does not have a short-term unsecured  and  unsubordinated  debt rating from  Moody's,  its  long-term  unsecured  and unsubordinated debt is rated at least "A3").

                         "Eligible  Guarantee" means an unconditional  and irrevocable  guarantee in respect of all of Party A's present and future  obligations  under this  Agreement  that is provided by a guarantor with Acceptable  Ratings as principal  debtor rather than surety and is directly enforceable  by Party B, where either (A) a law firm has given a legal opinion  confirming that none of the  guarantor's  payments to Party B under such guarantee will be subject to deduction or withholding for tax and such opinion has been delivered to Moody's;  (B) such guarantee  provides  that, in the event that any of such  guarantor's  payments to Party B are subject to deduction or  withholding  for tax, such  guarantor is required to pay such additional  amount as is  necessary  to ensure  that the net amount  actually  received by
                         Party B (free  and  clear of any  tax)  will  equal  the full  amount  Party B would  have received  had no such  withholding  been  required;  or (C) in the event that any  payment under  such  guarantee  is made  net of  deduction  or  withholding  for  tax,  Party A is required,  under  Section  2(a)(i),  to make such  additional  payment as is  necessary to ensure that the net amount actually  received by Party B from the guarantor will equal the full  amount  Party B would  have  received  had no such  deduction  or  withholding  been required.

                         "Eligible  Replacement"  means an  entity  (A) with the  Acceptable  Ratings  or (B) whose present and future  obligations  owing to Party B are  guaranteed  pursuant to an Eligible
                         Guarantee.

                         "Financial  Institution"  means  a  bank,  broker-dealer,  insurance  company,  structured investment vehicle (SIV) or derivative product company (DPC).

                         "Moody's" means Moody's Investors Service, Inc.

                         "Moody's First Rating Trigger Event" means a circumstance  in which no Relevant Entity has the Moody's First Trigger Required Ratings.

                         An entity has the "Moody's First Trigger Required Ratings" if (a) its long-term  unsecured and  unsubordinated  debt is rated at least "A2" by Moody's and its  short-term  unsecured and  unsubordinated  debt is rated at least  "Prime-1"  by Moody's,  or (b) if such entity does not have a short-term  unsecured and  unsubordinated  debt rating from  Moody's,  its long-term unsecured and unsubordinated debt is rated at least "A1" by Moody's.

                         "Moody's  Second Rating Trigger Event" means a  circumstance  in which no Relevant  Entity has the Moody's Second Trigger Required Ratings.

                         An  entity  has the  "Moody's  Second  Trigger  Required  Ratings"  if (a)  its  long-term unsecured  and  unsubordinated  debt is rated at least "A3" by Moody's and its  short-term unsecured and unsubordinated  debt is rated at least "Prime-2" by Moody's,  or (b) if such entity does not have a short-term  unsecured and unsubordinated  debt rating from Moody's, its long-term unsecured and unsubordinated debt is rated at least "A3".

                         "Rating Agency" means S&P or Moody's.

                         "Rating Agency Condition"  means, with respect to any particular  proposed act or omission to act  hereunder,  that the party  acting or failing to act must consult with each of the
                         Rating  Agencies then  providing a rating of the  Certificates  and receive from each such
                         Rating Agency a prior written  confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

                         "Relevant  Entity" means Party A and any guarantor under an Eligible  Guarantee in respect of all of Party A's present and future obligations under this Agreement.

                         "S&P" means Standard and Poor's, a Division of McGraw-Hill Companies, Inc.

                         "S&P First Rating Trigger Event" means a circumstance  in which no Relevant Entity has the
                         S&P First Trigger Required Ratings.

                         An entity has the "S&P First Trigger  Required  Ratings" if it is a Financial  Institution
                         and its short-term  unsecured and unsubordinated  debt is rated at least "A-1" by S&P (or, if such entity does not have a short-term  unsecured and  unsubordinated  debt rating from
                         S&P, its long-term unsecured and unsubordinated debt is rated at least "A+" by S&P.

                         "S&P Second Rating  Trigger Event" means a  circumstance  in which no Relevant  Entity has the S&P Second Trigger Required Ratings.

                         An entity has the "S&P Second Trigger Required  Ratings" if (a) such entity is a Financial
                         Institution and its short-term  unsecured and unsubordinated  debt is rated at least "A-2"
                         by S&P (or, if such entity A does not have a short-term  unsecured and unsubordinated debt rating  from  S&P,  its  long-term  unsecured  and  unsubordinated  debt is rated at least
                         "BBB+"),  (b) such entity is not a Financial  Institution and its short-term unsecured and unsubordinated  debt is  rated  at  least  "A-1"  (or,  if such  entity  does  not  have a short-term  unsecured and  unsubordinated  debt rating from S&P, its  long-term  unsecured and unsubordinated debt is rated at least "A+").

                 (ii)    If a Moody's  First Rating  Trigger Event  occurs,  then  (unless,  within 30 days of such
                         Moody's  First  Rating  Trigger  Event,   Moody's  has   reconfirmed  its  rating  of  the
                         Certificates  which was in effect  immediately  prior to such Moody's First Rating Trigger
                         Event)  Party A shall,  within 30 days of such  First  Rating  Trigger  Event,  at its own expense,  (A) obtain an Eligible  Guarantee,  (B) transfer all or substantially all of its rights and  obligations  with respect to this  Agreement in accordance  with Part 5(j)(ii)
                         below,  or (C) post  collateral  in  accordance  with  the  Credit  Support  Annex to this
                         Agreement.

                 (iii)   If an S&P First Rating Trigger Event occurs,  then (unless,  within 10 Local Business Days of  such  S&P  First  Rating  Trigger  Event,  S&P  has  reconfirmed  its  rating  of  the
                         Certificates  which  was in effect  immediately  prior to such S&P  First  Rating  Trigger
                         Event)  Party A shall,  at its own  expense,  within  10 Local  Business  Days of such S&P
                         First  Rating  Trigger  Event (A)  obtain an  Eligible  Guarantee,  subject  to the Rating
                         Agency  Condition with respect to S&P only, (B) transfer all or  substantially  all of its rights  and  obligations  with  respect  to  this  Agreement  to an  Eligible  Replacement
                         (provided that Party B shall  determine in its sole  discretion,  acting in a commercially reasonable  manner,  whether or not a  transfer  relates  to all or  substantially  all of
                         Party A's  rights and  obligations  under this  Agreement),  subject to the Rating  Agency
                         Condition  with respect to S&P only or (C) post  collateral in accordance  with the Credit
                         Support Annex to this Agreement.

                 (iv)    If a Moody's Second Rating  Trigger Event occurs,  then Party A will, at its own cost, use commercially  reasonable  efforts to, as soon as reasonably  practicable,  procure  either
                         (A) an Eligible Guarantee or (B) a transfer in accordance with Part 5(j)(ii) below.

                 (v)     If an S&P Second Rating  Trigger Event occurs,  then,  within 10 Business Days of such S&P
                         Second Rating  Trigger  Event,  Party A will at its own cost use  commercially  reasonable efforts to, as soon as reasonably  practicable,  either (A) obtain an Eligible  Guarantee, subject to the Rating  Agency  Condition  with respect to S&P only, or (B) transfer all or substantially  all of its rights and  obligations  with  respect to this  Agreement  to an
                         Eligible Replacement, subject to the Rating Agency Condition with respect to S&P only.

         (j)     Compliance with Regulation AB

                 (i)     Party A acknowledges  that for so long as there are reporting  obligations with respect to this  Transaction  under the 1934 Act, the Depositor is required under Regulation AB under the Securities Act of 1933, as amended,  and the 1934 Act  ("Regulation  AB"), to disclose certain  information  set  forth  in  Regulation  AB  regarding  Party A or its  group  of affiliated entities, if applicable,  depending on the aggregate "significance  percentage"
                         of this  Agreement  (as  such  term is used in  Regulation  AB) and any  other  derivative contracts between Party A or its group of affiliated  entities,  if applicable,  and Party
                         B, as  calculated  from time to time in accordance  with Item 1115 of Regulation  AB, such
                         determination   of  the   significance   percentage  shall  be  in  the  Depositor's  sole
                         discretion, exercised reasonably and in good faith.

                 (ii)    Subject  to the  provisions  of clause  (iii)  below,  and so long as there are  reporting obligations  with  respect  to this  Transaction  under  the 1934  Act,  if the  Depositor determines,  reasonably and in good faith, in its sole  discretion,  that the significance percentage of this  Agreement  has  increased to nine (9) percent,  then the Depositor may request  on such date of  determination  from  Party A the same  information  set forth in
                         Item  1115(b)  of  Regulation  AB  that  would  have  been  required  if the  significance percentage  had in fact  increased  to 10  percent  (such  request,  a  "Hedge  Disclosure
                         Request" and such requested  information,  subject to the last sentence of this paragraph, is the "Hedge  Financial  Disclosure").  Party B or the  Depositor  shall  provide Party A with the  calculations  and any other  information  reasonably  requested  by Party A with respect  to the  Depositor's  determination  that  led to the  Hedge  Disclosure  Request, provided  that  such  determination  of  the  significance  percentage  shall  be  in  the
                         Depositor's  sole discretion,  exercised  reasonably and in good faith. The parties hereto further  agree that the Hedge  Financial  Disclosure  provided to meet a Hedge  Disclosure
                         Request  under  this  subsection  (b) may be,  solely  at Party  A's  option,  either  the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

                 (iii)   So long as there are  reporting  obligations  with respect to this  Transaction  under the
                         1934  Act,  if the  Depositor  determines,  reasonably  and in  good  faith,  in its  sole discretion,  that the significance  percentage of this Agreement has increased to eighteen
                         (18) percent,  then the Depositor may make a Hedge  Disclosure  Request to Party A on such date of  determination  for Hedge  Financial  Disclosure from Party A that would have been required  if the  significance  percentage  had in  fact  increased  to 20  percent  (and, accordingly,  consists  of the  information  set forth in Item  1115(b)(2)  of  Regulation
                         AB). Party B or the Depositor  shall provide Party A with the  calculations  and any other
                         information   reasonably   requested   by  Party  A  with   respect  to  the   Depositor's
                         determination that led to the Hedge Disclosure  Request,  provided that such determination of the significance  percentage  shall be in the Depositor's  sole  discretion,  exercised reasonably and in good faith.

                 (iv)    Upon the  occurrence  of a Hedge  Disclosure  Event,  Party A, at its own  expense,  shall
                         (1)(a) either (i) provide to the Depositor  the current Hedge  Financial  Disclosure in an
                         EDGAR  compatible  format (for  example,  such  information  may be provided in  Microsoft
                         Word® or Microsoft  Excel® format but not in .pdf format) or (ii) provide  written consent
                         to  the  Depositor  to   incorporation  by  reference  of  such  current  Hedge  Financial
                         Disclosure  that are filed with the Securities  and Exchange  Commission in the reports of the  Trust  filed  pursuant  to  the  1934  Act,  (b) if  applicable,  cause  its  outside accounting  firm to provide its consent to filing or  incorporation  by  reference of such accounting  firm's  report  relating  to their  audits  of such  current  Hedge  Financial
                         Disclosure  in the 1934 Act Reports of the  Depositor,  and (c)  provide to the  Depositor any  updated  Hedge  Financial  Disclosure  with  respect  to Party A or any  entity  that consolidates  Party A within five  Business  Days of the release of any such updated Hedge
                         Financial  Disclosure;  (2)  secure  another  entity to  replace  Party A as party to this
                         Agreement  on  terms  substantially  similar  to  this  Agreement  and  subject  to  prior notification  to the Rating  Agencies,  such  entity (or a  guarantor  therefor)  meets or exceeds the Approved  Rating  Thresholds  and satisfies  the Rating  Agency  Condition and such entity is able to comply with the  requirements  of Item 1115 of  Regulation  AB, (3)
                         obtain a  guaranty  of Party A's  obligations  under  this  Agreement,  subject  to Rating
                         Agency  Condition,  from an affiliate of Party A that is able to comply with the financial information  disclosure  requirements  of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure  requirements  applicable to Party A, and cause such affiliate to provide Hedge  Financial  Disclosure,  or (4) post collateral  that will be sufficient  to reduce the  "significance  percentage"  as defined under  Item 1115 of  Regulation  AB such that no  information  that would  otherwise  have
                         constituted   Hedge   Financial   Disclosure  will  be  required  to  be  filed  with,  or
                         incorporated  by reference  into,  the 1934 Act reports of the Depositor  pursuant to Item
                         1115 of  Regulation  AB. If  permitted by  Regulation  AB, any  required  Hedge  Financial
                         Disclosure  may be provided by  incorporation  by reference from reports filed pursuant to the 1934 Act.

                 (v)     The parties  agree that the  Depositor  and  Thornburg  Mortgage  Home Loans,  Inc. in its
                         capacity as sponsor,  are third-party  beneficiaries to Party A's undertakings  under this paragraph (j).

         (k)     Optional  Securities  Purchase  Right The parties  hereto hereby agree that,  for the avoidance of doubt,  the mere exercise by Thornburg  Mortgage,  Inc. of its Optional Notes Purchase Right under
                 Article VI of the Sale and  Servicing  Agreement  to acquire all of the Notes shall not affect the operation of this Transaction so long as the Notes continue to be outstanding.

         (l)     Transfers

                 (i)     Section 7 is hereby amended to read in its entirety as follows:

                         "Subject to Section  6(b)(ii) of this Agreement,  Part 5(i) and Part 5(j) of the Schedule, neither  Party A nor Party B is  permitted to assign,  novate or transfer  (whether by way of  security  or  otherwise)  as a whole  or in part  any of its  rights,  obligations  or interests  under the Agreement or any  Transaction  without (a) the prior written  consent of the other party and (b)  satisfaction  of the Rating Agency  Condition  with respect to
                         S&P."

                 (ii)    If an  Eligible  Replacement  has made a Firm  Offer  (which  remains  an offer  that will become  legally  binding upon  acceptance by Party B) to be the  transferee  pursuant to a
                         Permitted  Transfer,  Party B shall,  at  Party  A's  written  request  and at  Party  A's expense,  take any  reasonable  steps  required  to be taken  by  Party B to  effect  such transfer.

                         "Permitted  Transfer"  means a  transfer  by  novation  by  Party A to a  transferee  (the
                         "Transferee") of all, but not less than all, of Party A's rights, liabilities,  duties and obligations  under this  Agreement,  with respect to which  transfer each of the following conditions  is satisfied:  (a) such transfer will have the effect of preserving  for Party
                         B the economic  equivalent of all payment and delivery  obligations  (whether  absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent)  under this  Agreement  immediately  before  such  transfer,  (b) such  transfer  will be, in all material  respects,  no less  beneficial  for  Party B than the  terms  of this  Agreement immediately  before such  transfer,  as  determined  by Party B, (c) the  Transferee is an
                         Eligible  Replacement  that is a  recognized  dealer  in  interest  rate  swaps  and  caps organized  under the laws of the United  States of America  or a  jurisdiction  located in the United States of America (or another jurisdiction  reasonably  acceptable to Party B),
                         (d) as of the date of such transfer  neither Party B nor the Transferee  would be required to withhold or deduct on account of Tax from any  payments  under this  Agreement or would be required  to gross up for such Tax under  Section  2(d)(i)(4),  (e) an Event of Default or  Termination  Event  would not occur as a result of such  transfer,  (f)  pursuant to a written  instrument (the "Transfer  Agreement"),  the Transferee  acquires and assumes all rights and  obligations of Party A under the Agreement and the relevant  Transaction,  (g)
                         Party  B  shall  have  determined,  in  its  sole  discretion,  acting  in a  commercially reasonable  manner,  that  such  Transfer  Agreement  is  effective  to  transfer  to  the
                         Transferee  all,  but not less than all,  of Party A's  rights and  obligations  under the
                         Agreement and all relevant  Transactions;  (h) Party A will be  responsible  for any costs or expenses  incurred in connection with such transfer  (including any replacement cost of entering  into a  replacement  transaction);  (i) either (A)  Moody's has been given prior written  notice of such  transfer  and the  Rating  Agency  Condition  is  satisfied  with respect  to S&P or (B) each  Rating  Agency has been given  prior  written  notice of such transfer and such transfer is in connection  with the  assignment  and  assumption of this
                         Agreement  without  modification of its terms,  other than party names,  dates relevant to
                         the  effective   date  of  such   transfer,   tax   representations   (provided  that  the
                         representations  in  Part  2(a)(i)  are  not  modified)  and  any  other   representations
                         regarding  the status of the  substitute  counterparty,  notice  information  and  account details;  and (j)  such  transfer  otherwise  complies  with  the  terms  of the  Sale and
                         Servicing Agreement.

         (m)     Amendment.  Notwithstanding  any  provision  to the  contrary  in this  Agreement,  no  amendment, modification or waiver of either this Agreement or any  Transaction  under this Agreement shall be permitted by either  party unless each of the Rating  Agencies  has been  provided  prior  written notice of the same and S&P  confirms in writing  (including  by  facsimile  transmission)  that it will not downgrade, withdraw or otherwise modify its then-current ratings of the Notes.

         (n)     Moody's  Notifications.  Notwithstanding  any other  provision of this  agreement,  this Agreement shall not be amended,  no Early  Termination Date shall be effectively  designated by Party B, and no transfer of any rights or  obligations  under this  Agreement  shall be made unless Moody's has been given prior written notice of such amendment, designation or transfer.

         (o)     Severability.  If  any  term,  provision,   covenant,  or  condition  of  the  Agreement,  or  the
                 application  thereof to any other party or  circumstance,  shall be held invalid or  unenforceable
                 (in whole or in part) for any reason, the remaining terms,  provisions,  covenants, and conditions hereof shall  continue in full force and effect as if the  Agreement  has been  executed  with the invalid or unenforceable  provision  portion  eliminated,  so long as the Agreement as so modified continues to express,  without material change,  the original  intentions of the parties as to the subject  matter of the  Agreement  and the  deletion  of such  portion of the  Agreement  will not substantially  impair the respective  benefits or expectations  of the parties.  The parties shall endeavor  to engage in good faith  negotiations  to replace  any  invalid or  unenforceable  term, provision,  covenant  or  conditions  with a valid or  enforceable  term,  provision,  covenant or condition,  the  economic  effect of which  comes as close as  possible  to that of the invalid or unenforceable term, provision, covenant or condition.

         (p)     Counterparts.  This  Agreement  may be  executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         (q)     USA PATRIOT Act Notice.  Party A hereby  notifies  Party B that  pursuant to the  requirements  of the USA  PATRIOT  ACT (Title III of Pub.  L.  107-56  (signed  into law  October  26,  2001)) (the
                 "Act"),  it is required to obtain,  verify and record  information  that identifies Party B, which information  includes the name and address of Party B and other  information that will allow Party
                 A to identify Party B in accordance with the Act.

         (r)     Agency Role of Greenwich  Capital  Markets,  Inc. In  connection  with this  Agreement,  Greenwich
                 Capital Markets,  Inc. has acted as agent on behalf of Party A. Greenwich  Capital  Markets,  Inc.
                 has not  guaranteed  and is not otherwise  responsible  for the  obligations of Party A under this
                 Agreement.

         (s)     Defined  Terms.  Terms  capitalized  but not  defined  herein or in the  Definitions  incorporated herein shall have the respective meanings attributed to them in the Sale and Servicing Agreement.

                                       [Signature Page Immediately Follows]

In Witness  Whereof,  Party A and Party B have caused this  Schedule to be duly  executed as its act and deed as of the date first written above.

THE ROYAL BANK OF SCOTLAND PLC
By: Greenwich Capital Markets, Inc.,
As Its Agent

By    /s/ Deborah Pfeifer
      Name: Deborah Pfeifer
      Title: Vice President

THORNBURG MORTGAGE SECURITIES TRUST 2007-3

By: Wells Fargo Bank, N.A., not individually but solely as
Securities Administrator under the Sale and Servicing Agreement on behalf of
THORNBURG MORTGAGE SECURITIES TRUST 2007-3

By:    /s/Carla S. Walker
       Name: Carla S. Walker
       Title: Vice President

Financial Markets 280 Bishopsgate London EC2M 4RB
Memorandum	July 31, 2007

To:                     Thornburg Mortgage Securities Trust 2007-3 ("Party B")

                        Wells Fargo Bank, N.A. (the "Securities Administrator")
                        P.O. Box 98
                        Columbia, Maryland  21046
                        Attention:  Thornburg 2007-3
                        Fax: (410) 715-2380

                        or for overnight delivery,

                        9062 Old Annapolis Road
                        Columbia, Maryland  21045

  cc:                   Greenwich Capital Markets, Inc.
                        600 Steamboat Road
                        Greenwich, CT 06830
                        Attn:  Melizza Stotler
                        Tel: (203) 618-2576
                        Fax: (203) 618-2580

From:                   The Royal Bank of Scotland plc ("Party A")
Re:
Our Reference Number:   IRG16355468.2A

Dear Sir or Madam:

The purpose of this letter  agreement is to confirm the terms and  conditions of the  Transaction  entered into between Thornburg Mortgage  Securities Trust 2007-3, a Delaware  statutory trust (the "Trust"),  acting through its Securities  Administrator,  Wells Fargo Bank, N.A. (the "Securities  Administrator")  and The Royal Bank of
Scotland plc,  acting  through its agent,  Greenwich  Capital  Markets,  Inc. (each a "party" and together "the parties") on the Trade Date specified below (the  "Transaction")  pursuant to the sale and servicing  agreement
(the "Sale and  Servicing  Agreement"),  dated as of July 1, 2007,  among the Trust,  as issuer,  LaSalle  Bank
National  Association,  as indenture  trustee and custodian,  Structured Asset Mortgage  Investments II Inc, as
depositor  (the  "Depositor"),  Wells Fargo Bank,  N.A., as master  servicer and as  Securities  Administrator,
Thornburg  Mortgage Home Loans, Inc., as initial seller and sponsor,  and Thornburg Mortgage Funding,  Inc., as seller.  This letter agreement constitutes a "Confirmation", as referred to in the Master Agreement.

The definitions and provisions  contained in the 2000 ISDA Definitions (the  "Definitions") as published by the
International  Swaps and Derivatives  Association,  Inc. are incorporated by reference  herein. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

For  the  purpose  of  this  Confirmation,  all  references  in the  Definitions  or the  Agreement  to a "Swap
Transaction" shall be deemed to be references to this Transaction.

1      This  Confirmation  supplements,  forms part of, and is subject to, ISDA Master  Agreement  and Schedule dated  as of July 31,  2007  (as the  same  may be  amended  or  supplemented  from  time to  time,  the
       "Agreement"),  between Party A and Party B. All provisions  contained in the Agreement shall govern this
       Confirmation except as expressly modified below.

2      The terms of the particular Transaction to which this Confirmation relates are as follows:

    Notional Amount:                             With  respect to any  Calculation  Period,  the  aggregate  of the
                                                 Class Principal  Amount of the Class 1A-1 Notes and the Class 1A-2
                                                 Notes (together,  the "Group 1 Notes") as of the immediately prior
                                                 Payment  Date  (after  giving  effect to  payments on such Group 1
                                                 Notes on such Payment Date).  The Securities  Administrator  shall make  available  on the first day of each  Calculation  Period via its website a statement  containing the relevant  Class  Principal
                                                 Amounts  of the  Group 1 Notes.  Party A shall  rely  conclusively upon such  statement  of Class  Principal  Amounts  of the Group 1
                                                 Notes made  available on the  Securities  Administrator's  website and Party A shall not incur any  liability  or penalty  whatsoever with  respect to any  calculation  or payment  made in reliance on such statement.  The Securities  Administrator's  internet website
                                                 shall   initially   be  located  at   http://www.ctslink.com   and
                                                 assistance  in using the  website  can be  obtained by calling the
                                                 Securities   Administrator's  investor  relations  desk  at  (301)
                                                 815-6600.

    Trade Date:                                  July 25, 2007

    Effective Date:                              July 31, 2007

    Termination Date:                            July 25,  2010,  subject  to  adjustment  in  accordance  with the
                                                 Following Business Day Convention.
    Fixed Amounts:

    Fixed Rate Payer:                            Party B

    Fixed Rate Payer Payment Date:               July 31, 2007

    Fixed Amount:                                USD 475,000

    Floating Amounts:

    Floating Rate Payer:                         Party A

    Cap Rate:                                    The excess of (i) the  related  Class A  Available  Funds Cap Rate over (ii) the weighted  average of the Class 1A-1 Margin and Class
                                                 1A-2 Margin  (weighted  on the basis of the related  Notes'  Class
                                                 Principal  Amounts for the  immediately  preceding  Payment  Date, after giving effect to  distributions  and allocations of Realized
                                                 Losses and  Subsequent  Recoveries  on such Payment Date, or as of the Closing Date for the first Payment Date).

                                                 The  Securities  Administrator  shall make  available on the first day of  each  Calculation  Period  via  its  website  a  statement containing  the relevant Class A Available  Funds Cap Rate.  Party
                                                 A shall  rely  conclusively  upon such  statement  of such Class A
                                                 Available   Funds  Cap  Rate  made  available  on  the  Securities
                                                 Administrator's  website and Party A shall not incur any liability or penalty  whatsoever  with respect to any calculation or payment made in reliance on such statement.

                                                 For the purposes of this Transaction:

                                                 "Class 1A-1 Margin" means 0.30%

                                                 "Class 1A-2 Margin" means 0.50%

    Floating Rate Payer Period End Dates:        The 25th day of each  month of each  year  commencing  August  25,
                                                 2007,  through and  including  the  Termination  Date,  subject to
                                                 adjustment   in  accordance   with  the  Following   Business  Day
                                                 Convention.

    Floating Rate Payer Payment Dates:           Early  Payment  shall  be  applicable.  The  Floating  Rate  Payer
                                                 Payment  Dates  shall  be one  (1)  Business  Day  prior  to  each
                                                 Floating Rate Payer Period End Date.

    Floating Rate Option:                        USD-LIBOR-BBA.

    Designated Maturity:                         One month.

    Spread:                                      None.

    Floating Rate Day Count Fraction:            Actual/360

    Reset Dates:                                 First day of each Calculation Period

    Business Days for payment:                   New York

    Calculation Agent:                           Party A; provided, however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a
                                                 Reference Market-maker to act as Calculation Agent.
3      Account Details:

    Account for payments to Party A:             For the account of:
                                                 The Royal Bank of Scotland Financial Markets Fixed Income and
                                                 Interest Rate Derivative Operations

                                                 London SWIFT RBOSGB2RTCM
                                                 with JPMorgan Chase Bank New York CHASUS33
                                                 ABA # 021000021
                                                 Account Number 400930153

    Account for payments to Party B:             Wells Fargo Bank, NA
                                                 ABA 121-000-248
                                                 Account Number: 3970771416
                                                 Account Name: Corporate Trust Clearing
                                                 FFC:  53170802, Thornburg 2007-3 Yield Maintenance
4      Offices:

    The Office of Party A for this Transaction is:              London

    The Office of Party B for this Transaction is:              Columbia, Maryland

5      Agency Role of Greenwich  Capital  Markets,  Inc. This  Transaction has been entered into by Greenwich  Capital
       Markets,  Inc., as agent for The Royal Bank of Scotland plc.  Greenwich  Capital  Markets,  Inc. has not
       guaranteed and is not otherwise responsible for the obligations of Party A under this Transaction.

Please  promptly  confirm that the foregoing  correctly  sets forth the terms of the  Transaction  entered into between us by executing this Confirmation and returning it to us by facsimile to:

                                             RBS Financial Markets

                                                    Level 4

                                                135 Bishopsgate

                                               London, EC2M 3UR

                                        Attention: Swaps Administration

                                    Fax: 020 7085 5050 Phone: 020 7085 5000

THE ROYAL BANK OF SCOTLAND PLC
By: Greenwich Capital Markets, Inc., its agent

By    /s/ Deborah Pfeifer
      Name:Deborah Pfeifer
      Title:Vice President

Accepted and confirmed as of the Trade Date written above:

THORNBURG MORTGAGE SECURITIES TRUST 2007-3

By: Wells Fargo Bank, N.A., not individually but solely as
Securities Administrator under the Sale and Servicing Agreement on behalf of
THORNBURG MORTGAGE SECURITIES TRUST 2007-3

By    /s/ Carla S. Walker
      Name:Carla S. Walker
      Title:Vice President

Financial Markets 280 Bishopsgate London EC2M 4RB
Memorandum	July 31, 2007

To:                     Thornburg Mortgage Securities Trust 2007-3 ("Party B")

                        Wells Fargo Bank, N.A. (the "Securities Administrator")
                        P.O. Box 98
                        Columbia, Maryland  21046
                        Attention:  Thornburg 2007-3
                        Fax: (410) 715-2380

                        or for overnight delivery,

                        9062 Old Annapolis Road
                        Columbia, Maryland  21045

  cc:                   Greenwich Capital Markets, Inc.
                        600 Steamboat Road
                        Greenwich, CT 06830
                        Attn:  Melizza Stotler
                        Tel: (203) 618-2576
                        Fax: (203) 618-2580

From:                   The Royal Bank of Scotland plc ("Party A")

Re:

Our Reference Number:   IRG16355469.2A

Dear Sir or Madam:

The purpose of this letter  agreement is to confirm the terms and  conditions  of the  Transaction  entered into between Thornburg Mortgage  Securities Trust 2007-3, a Delaware statutory trust (the "Trust"),  acting through its Securities  Administrator,  Wells Fargo Bank,  N.A. (the  "Securities  Administrator")  and The
Royal Bank of Scotland plc, acting through its agent,  Greenwich Capital Markets,  Inc. (each a "party" and together "the  parties") on the Trade Date  specified  below (the  "Transaction")  pursuant to the sale and servicing  agreement (the "Sale and Servicing  Agreement"),  dated as of July 1, 2007,  among the Trust, as issuer,  LaSalle Bank National Association,  as indenture trustee and custodian,  Structured Asset Mortgage
Investments  II Inc, as depositor  (the  "Depositor"),  Wells Fargo Bank,  N.A., as master  servicer and as
Securities  Administrator,  Thornburg  Mortgage  Home  Loans,  Inc.,  as initial  seller and  sponsor,  and
Thornburg  Mortgage  Funding,  Inc., as seller.  This letter  agreement  constitutes a  "Confirmation",  as referred to in the Master Agreement.

The definitions and provisions  contained in the 2000 ISDA Definitions (the  "Definitions") as published by the  International  Swaps and Derivatives  Association,  Inc. are incorporated by reference  herein. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

For the purpose of this  Confirmation,  all  references  in the  Definitions  or the  Agreement  to a "Swap
Transaction" shall be deemed to be references to this Transaction.

1      This  Confirmation  supplements,  forms  part of, and is  subject  to,  ISDA  Master  Agreement  and
       Schedule  dated as of July 31, 2007 (as the same may be amended or  supplemented  from time to time, the  "Agreement"),  between Party A and Party B. All  provisions  contained in the  Agreement  shall govern this Confirmation except as expressly modified below.

2      The terms of the particular Transaction to which this Confirmation relates are as follows:

    Notional Amount:                             With  respect to any  Calculation  Period,  the  aggregate  of the
                                                 Class Principal  Amount of the Class 2A-1 Notes and the Class 2A-2
                                                 Notes (together,  the "Group 2 Notes") as of the immediately prior
                                                 Payment  Date  (after  giving  effect to  payments on such Group 2
                                                 Notes on such Payment Date).  The Securities  Administrator  shall make  available  on the first day of each  Calculation  Period via its website a statement  containing the relevant  Class  Principal
                                                 Amounts  of the  Group 2 Notes.  Party A shall  rely  conclusively upon such  statement  of Class  Principal  Amounts  of the Group 2
                                                 Notes made  available on the  Securities  Administrator's  website and Party A shall not incur any  liability  or penalty  whatsoever with  respect to any  calculation  or payment  made in reliance on such statement.  The Securities  Administrator's  internet website
                                                 shall   initially   be  located  at   http://www.ctslink.com   and
                                                 assistance  in using the  website  can be  obtained by calling the
                                                 Securities   Administrator's  investor  relations  desk  at  (301)
                                                 815-6600.

    Trade Date:                                  July 25, 2007

    Effective Date:                              July 31, 2007

    Termination Date:                            July 25,  2012,  subject  to  adjustment  in  accordance  with the
                                                 Following Business Day Convention.

    Fixed Amounts:

    Fixed Rate Payer:                            Party B

    Fixed Rate Payer Payment Date:               July 31, 2007

    Fixed Amount:                                USD 1,390,000

    Floating Amounts:

    Floating Rate Payer:                         Party A

    Cap Rate:                                    The excess of (i) the  related  Class A  Available  Funds Cap Rate over (ii) the weighted  average of the Class 2A-1 Margin and Class
                                                 2A-2 Margin  (weighted  on the basis of the related  Notes'  Class
                                                 Principal  Amounts for the  immediately  preceding  Payment  Date, after giving effect to  distributions  and allocations of Realized
                                                 Losses and  Subsequent  Recoveries  on such Payment Date, or as of the Closing Date for the first Payment Date).

                                                 The  Securities  Administrator  shall make  available on the first day of  each  Calculation  Period  via  its  website  a  statement containing  the relevant Class A Available  Funds Cap Rate.  Party
                                                 A shall  rely  conclusively  upon such  statement  of such Class A
                                                 Available   Funds  Cap  Rate  made  available  on  the  Securities
                                                 Administrator's  website and Party A shall not incur any liability or penalty  whatsoever  with respect to any calculation or payment made in reliance on such statement.

                                                 For the purposes of this Transaction:

                                                 "Class 2A-1 Margin" means 0.22%

                                                 "Class 2A-2 Margin" means 0.35%

    Floating Rate Payer Period End Dates:        The 25th day of each  month of each  year  commencing  August  25,
                                                 2007,  through and  including  the  Termination  Date,  subject to
                                                 adjustment   in  accordance   with  the  Following   Business  Day
                                                 Convention.

    Floating Rate Payer Payment Dates:           Early  Payment  shall  be  applicable.  The  Floating  Rate  Payer
                                                 Payment  Dates  shall  be one  (1)  Business  Day  prior  to  each
                                                 Floating Rate Payer Period End Date.
    Floating Rate Option:                        USD-LIBOR-BBA.

    Designated Maturity:                         One month.

    Spread:                                      None.

    Floating Rate Day Count Fraction:            Actual/360

    Reset Dates:                                 First day of each Calculation Period

    Business Days for payment:                   New York

    Calculation Agent:                           Party A; provided, however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a
                                                 Reference Market-maker to act as Calculation Agent.
3      Account Details:

    Account for payments to Party A:             For the account of:

                                                 The Royal Bank of Scotland Financial Markets Fixed Income and
                                                 Interest Rate Derivative Operations

                                                 London SWIFT RBOSGB2RTCM
                                                 with JPMorgan Chase Bank New York CHASUS33
                                                 ABA # 021000021
                                                 Account Number 400930153

    Account for payments to Party B:             Wells Fargo Bank, NA
                                                 ABA 121-000-248
                                                 Account Number: 3970771416
                                                 Account Name: Corporate Trust Clearing
                                                 FFC:  53170802, Thornburg 2007-3 Yield Maintenance
4      Offices:

    The Office of Party A for this Transaction is:              London

    The Office of Party B for this Transaction is:              Columbia, Maryland

5      Agency Role of  Greenwich  Capital  Markets,  Inc.  This  Transaction  has been  entered  into by Greenwich
       Capital  Markets,  Inc., as agent for The Royal Bank of Scotland  plc.  Greenwich  Capital  Markets,
       Inc. has not guaranteed and is not otherwise  responsible  for the obligations of Party A under this
       Transaction.

Please promptly confirm that the foregoing  correctly sets forth the terms of the Transaction  entered into between us by executing this Confirmation and returning it to us by facsimile to:

                                           RBS Financial Markets

                                                  Level 4

                                              135 Bishopsgate

                                             London, EC2M 3UR

                                      Attention: Swaps Administration

                                  Fax: 020 7085 5050 Phone: 020 7085 5000

THE ROYAL BANK OF SCOTLAND PLC
By: Greenwich Capital Markets, Inc., its agent

By    /s/ Deborah Pfeifer
      Name:Deborah Pfeifer
      Title:Vice President

Accepted and confirmed as of the Trade Date written above:

THORNBURG MORTGAGE SECURITIES TRUST 2007-3

By: Wells Fargo Bank, N.A., not individually but solely as
Securities Administrator under the Sale and Servicing Agreement on behalf of
THORNBURG MORTGAGE SECURITIES TRUST 2007-3

By    /s/ Carla S. Walker
      Name:Carla S. Walker
      Title:Vice President

Financial Markets 280 Bishopsgate London EC2M 4RB
Memorandum	July 31, 2007

To:                     Thornburg Mortgage Securities Trust 2007-3 ("Party B")

                        Wells Fargo Bank, N.A. (the "Securities Administrator")
                        P.O. Box 98
                        Columbia, Maryland  21046
                        Attention:  Thornburg 2007-3
                        Fax: (410) 715-2380

                        or for overnight delivery,

                        9062 Old Annapolis Road
                        Columbia, Maryland  21045

  cc:                   Greenwich Capital Markets, Inc.
                        600 Steamboat Road
                        Greenwich, CT 06830
                        Attn:  Melizza Stotler
                        Tel: (203) 618-2576
                        Fax: (203) 618-2580

From:                   The Royal Bank of Scotland plc ("Party A")

Re:

Our Reference Number:   IRG16355470.2A

Dear Sir or Madam:

The purpose of this letter  agreement is to confirm the terms and  conditions  of the  Transaction  entered into between Thornburg Mortgage  Securities Trust 2007-3, a Delaware statutory trust (the "Trust"),  acting through its Securities  Administrator,  Wells Fargo Bank,  N.A. (the  "Securities  Administrator")  and The
Royal Bank of Scotland plc, acting through its agent,  Greenwich Capital Markets,  Inc. (each a "party" and together "the  parties") on the Trade Date  specified  below (the  "Transaction")  pursuant to the sale and servicing  agreement (the "Sale and Servicing  Agreement"),  dated as of July 1, 2007,  among the Trust, as issuer,  LaSalle Bank National Association,  as indenture trustee and custodian,  Structured Asset Mortgage
Investments  II Inc, as depositor  (the  "Depositor"),  Wells Fargo Bank,  N.A., as master  servicer and as
Securities  Administrator,  Thornburg  Mortgage  Home  Loans,  Inc.,  as initial  seller and  sponsor,  and
Thornburg  Mortgage  Funding,  Inc., as seller.  This letter  agreement  constitutes a  "Confirmation",  as referred to in the Master Agreement.

The definitions and provisions  contained in the 2000 ISDA Definitions (the  "Definitions") as published by the  International  Swaps and Derivatives  Association,  Inc. are incorporated by reference  herein. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

For the purpose of this  Confirmation,  all  references  in the  Definitions  or the  Agreement  to a "Swap
Transaction" shall be deemed to be references to this Transaction.

1      This  Confirmation  supplements,  forms  part of, and is  subject  to,  ISDA  Master  Agreement  and
       Schedule  dated as of July 31, 2007 (as the same may be amended or  supplemented  from time to time, the  "Agreement"),  between Party A and Party B. All  provisions  contained in the  Agreement  shall govern this Confirmation except as expressly modified below.

2      The terms of the particular Transaction to which this Confirmation relates are as follows:

    Notional Amount:                             With  respect to any  Calculation  Period,  the  aggregate  of the
                                                 Class Principal  Amount of the Class 3A-1 Notes and the Class 3A-2
                                                 Notes (together,  the "Group 3 Notes") as of the immediately prior
                                                 Payment  Date  (after  giving  effect to  payments on such Group 3
                                                 Notes on such Payment Date).  The Securities  Administrator  shall make  available  on the first day of each  Calculation  Period via its website a statement  containing the relevant  Class  Principal
                                                 Amounts  of the  Group 3 Notes.  Party A shall  rely  conclusively upon such  statement  of Class  Principal  Amounts  of the Group 3
                                                 Notes made  available on the  Securities  Administrator's  website and Party A shall not incur any  liability  or penalty  whatsoever with  respect to any  calculation  or payment  made in reliance on such statement.  The Securities  Administrator's  internet website
                                                 shall   initially   be  located  at   http://www.ctslink.com   and
                                                 assistance  in using the  website  can be  obtained by calling the
                                                 Securities   Administrator's  investor  relations  desk  at  (301)
                                                 815-6600.

    Trade Date:                                  July 25, 2007

    Effective Date:                              July 31, 2007

    Termination Date:                            July 25,  2012,  subject  to  adjustment  in  accordance  with the
                                                 Following Business Day Convention.

    Fixed Amounts:

    Fixed Rate Payer:                            Party B

    Fixed Rate Payer Payment Date:               July 31, 2007

    Fixed Amount:                                USD 2,785,000

    Floating Amounts:

    Floating Rate Payer:                         Party A

    Cap Rate:                                    The excess of (i) the  related  Class A  Available  Funds Cap Rate over (ii) the weighted  average of the Class 3A-1 Margin and Class
                                                 3A-2 Margin  (weighted  on the basis of the related  Notes'  Class
                                                 Principal  Amounts for the  immediately  preceding  Payment  Date, after giving effect to  distributions  and allocations of Realized
                                                 Losses and  Subsequent  Recoveries  on such Payment Date, or as of the Closing Date for the first Payment Date).

                                                 The  Securities  Administrator  shall make  available on the first day of  each  Calculation  Period  via  its  website  a  statement containing  the relevant Class A Available  Funds Cap Rate.  Party
                                                 A shall  rely  conclusively  upon such  statement  of such Class A
                                                 Available   Funds  Cap  Rate  made  available  on  the  Securities
                                                 Administrator's  website and Party A shall not incur any liability or penalty  whatsoever  with respect to any calculation or payment made in reliance on such statement.

                                                 For the purposes of this Transaction:

                                                 "Class 3A-1 Margin" means 0.22%

                                                 "Class 3A-2 Margin" means 0.35%

    Floating Rate Payer Period End Dates:        The 25th day of each  month of each  year  commencing  August  25,
                                                 2007,  through and  including  the  Termination  Date,  subject to
                                                 adjustment   in  accordance   with  the  Following   Business  Day
                                                 Convention.

    Floating Rate Payer Payment Dates:           Early  Payment  shall  be  applicable.  The  Floating  Rate  Payer
                                                 Payment  Dates  shall  be one  (1)  Business  Day  prior  to  each
                                                 Floating Rate Payer Period End Date.

    Floating Rate Option:                        USD-LIBOR-BBA.

    Designated Maturity:                         One month.

    Spread:                                      None.

    Floating Rate Day Count Fraction:            Actual/360

    Reset Dates:                                 First day of each Calculation Period

    Business Days for payment:                   New York

    Calculation Agent:                           Party A; provided, however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a
                                                 Reference Market-maker to act as Calculation Agent.
3      Account Details:

    Account for payments to Party A:             For the account of:

                                                 The Royal Bank of Scotland Financial Markets Fixed Income and
                                                 Interest Rate Derivative Operations

                                                 London SWIFT RBOSGB2RTCM
                                                 with JPMorgan Chase Bank New York CHASUS33
                                                 ABA # 021000021
                                                 Account Number 400930153

    Account for payments to Party B:             Wells Fargo Bank, NA
                                                 ABA 121-000-248
                                                 Account Number: 3970771416
                                                 Account Name: Corporate Trust Clearing
                                                 FFC:  53170802, Thornburg 2007-3 Yield Maintenance
4      Offices:

    The Office of Party A for this Transaction is:              London

    The Office of Party B for this Transaction is:              Columbia, Maryland

5      Agency Role of  Greenwich  Capital  Markets,  Inc.  This  Transaction  has been  entered  into by Greenwich
       Capital  Markets,  Inc., as agent for The Royal Bank of Scotland  plc.  Greenwich  Capital  Markets,
       Inc. has not guaranteed and is not otherwise  responsible  for the obligations of Party A under this
       Transaction.

Please promptly confirm that the foregoing  correctly sets forth the terms of the Transaction  entered into between us by executing this Confirmation and returning it to us by facsimile to:

                                           RBS Financial Markets

                                                  Level 4

                                              135 Bishopsgate

                                             London, EC2M 3UR

                                      Attention: Swaps Administration

                                  Fax: 020 7085 5050 Phone: 020 7085 5000

THE ROYAL BANK OF SCOTLAND PLC
By: Greenwich Capital Markets, Inc., its agent

By    /s/ Deborah Pfeifer
      Name:Deborah Pfeifer
      Title:Vice President

Accepted and confirmed as of the Trade Date written above:

THORNBURG MORTGAGE SECURITIES TRUST 2007-3

By: Wells Fargo Bank, N.A., not individually but solely as
Securities Administrator under the Sale and Servicing Agreement on behalf of
THORNBURG MORTGAGE SECURITIES TRUST 2007-3

By    /s/ Carla S. Walker
      Name:Carla S. Walker
      Title:Vice President

Financial Markets 280 Bishopsgate London EC2M 4RB
Memorandum	July 31, 2007

To:                     Thornburg Mortgage Securities Trust 2007-3 ("Party B")

                        Wells Fargo Bank, N.A. (the "Securities Administrator")
                        P.O. Box 98
                        Columbia, Maryland  21046
                        Attention:  Thornburg 2007-3
                        Fax: (410) 715-2380

                        or for overnight delivery,

                        9062 Old Annapolis Road
                        Columbia, Maryland  21045

  cc:                   Greenwich Capital Markets, Inc.
                        600 Steamboat Road
                        Greenwich, CT 06830
                        Attn:  Melizza Stotler
                        Tel: (203) 618-2576
                        Fax: (203) 618-2580

From:                   The Royal Bank of Scotland plc ("Party A")

Re:

Our Reference Number:   IRG16355471.2A

Dear Sir or Madam:

The purpose of this letter  agreement is to confirm the terms and  conditions  of the  Transaction  entered into between Thornburg Mortgage  Securities Trust 2007-3, a Delaware statutory trust (the "Trust"),  acting through its Securities  Administrator,  Wells Fargo Bank,  N.A. (the  "Securities  Administrator")  and The
Royal Bank of Scotland plc, acting through its agent,  Greenwich Capital Markets,  Inc. (each a "party" and together "the  parties") on the Trade Date  specified  below (the  "Transaction")  pursuant to the sale and servicing  agreement (the "Sale and Servicing  Agreement"),  dated as of July 1, 2007,  among the Trust, as issuer,  LaSalle Bank National Association,  as indenture trustee and custodian,  Structured Asset Mortgage
Investments  II Inc, as depositor  (the  "Depositor"),  Wells Fargo Bank,  N.A., as master  servicer and as
Securities  Administrator,  Thornburg  Mortgage  Home  Loans,  Inc.,  as initial  seller and  sponsor,  and
Thornburg  Mortgage  Funding,  Inc., as seller.  This letter  agreement  constitutes a  "Confirmation",  as referred to in the Master Agreement.

The definitions and provisions  contained in the 2000 ISDA Definitions (the  "Definitions") as published by the  International  Swaps and Derivatives  Association,  Inc. are incorporated by reference  herein. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

For the purpose of this  Confirmation,  all  references  in the  Definitions  or the  Agreement  to a "Swap
Transaction" shall be deemed to be references to this Transaction.

1      This  Confirmation  supplements,  forms  part of, and is  subject  to,  ISDA  Master  Agreement  and
       Schedule  dated as of July 31, 2007 (as the same may be amended or  supplemented  from time to time, the  "Agreement"),  between Party A and Party B. All  provisions  contained in the  Agreement  shall govern this Confirmation except as expressly modified below.

2      The terms of the particular Transaction to which this Confirmation relates are as follows:

    Notional Amount:                             With  respect to any  Calculation  Period,  the  aggregate  of the
                                                 Class  Principal  Amount of the Class 4A-1  Notes,  the Class 4A-2
                                                 Notes,  the Class 4A-3  Notes and the Class 4A-4 Notes  (together, the  "Group 4 Notes") as of the  immediately  prior  Payment  Date
                                                 (after  giving  effect to  payments  on such Group 4 Notes on such
                                                 Payment Date). The Securities  Administrator  shall make available on the  first day of each  Calculation  Period  via its  website a statement  containing the relevant Class Principal  Amounts of the
                                                 Group  4  Notes.   Party  A  shall  rely  conclusively  upon  such
                                                 statement  of Class  Principal  Amounts  of the Group 4 Notes made available on the  Securities  Administrator's  website and Party A shall not incur any liability or penalty  whatsoever  with respect
                                                 to  any   calculation   or  payment   made  in  reliance  on  such
                                                 statement.  The Securities  Administrator's internet website shall initially be located at  http://www.ctslink.com  and assistance in using the  website  can be  obtained  by  calling  the  Securities
                                                 Administrator's investor relations desk at (301) 815-6600.

    Trade Date:                                  July 25, 2007

    Effective Date:                              July 31, 2007

    Termination Date:                            July 25,  2012,  subject  to  adjustment  in  accordance  with the
                                                 Following Business Day Convention.
    Fixed Amounts:

    Fixed Rate Payer:                            Party B

    Fixed Rate Payer Payment Date:               July 31, 2007

    Fixed Amount:                                USD 2,115,000

    Floating Amounts:

    Floating Rate Payer:                         Party A

    Cap Rate:                                    The excess of (i) the  related  Class A  Available  Funds Cap Rate over (ii) the  weighted  average of the Class 4A-1  Margin,  Class
                                                 4A-2 Margin,  Class 4A-3 Margin and Class 4A-4 Margin (weighted on the basis of the related  Notes' Class  Principal  Amounts for the
                                                 immediately   preceding  Payment  Date,  after  giving  effect  to
                                                 distributions  and  allocations of Realized  Losses and Subsequent
                                                 Recoveries  on such  Payment  Date,  or as of the Closing Date for the first Payment Date).

                                                 The  Securities  Administrator  shall make  available on the first day of  each  Calculation  Period  via  its  website  a  statement containing  the relevant Class A Available  Funds Cap Rate.  Party
                                                 A shall  rely  conclusively  upon such  statement  of such Class A
                                                 Available   Funds  Cap  Rate  made  available  on  the  Securities
                                                 Administrator's  website and Party A shall not incur any liability or penalty  whatsoever  with respect to any calculation or payment made in reliance on such statement.

                                                 For the purposes of this Transaction:

                                                 "Class 4A-1 Margin" means 0.22%

                                                 "Class 4A-2 Margin" means 0.35%

                                                 "Class 4A-3 Margin" means 0.21%

                                                 "Class 4A-4 Margin" means 0.35%

    Floating Rate Payer Period End Dates:        The 25th day of each  month of each  year  commencing  August  25,
                                                 2007,  through and  including  the  Termination  Date,  subject to
                                                 adjustment   in  accordance   with  the  Following   Business  Day
                                                 Convention.

    Floating Rate Payer Payment Dates:           Early  Payment  shall  be  applicable.  The  Floating  Rate  Payer
                                                 Payment  Dates  shall  be one  (1)  Business  Day  prior  to  each
                                                 Floating Rate Payer Period End Date.
    Floating Rate Option:                        USD-LIBOR-BBA.

    Designated Maturity:                         One month.

    Spread:                                      None.

    Floating Rate Day Count Fraction:            Actual/360

    Reset Dates:                                 First day of each Calculation Period

    Business Days for payment:                   New York

    Calculation Agent:                           Party A; provided, however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a
                                                 Reference Market-maker to act as Calculation Agent.
3      Account Details:

    Account for payments to Party A:             For the account of:

                                                 The Royal Bank of Scotland Financial Markets Fixed Income and
                                                 Interest Rate Derivative Operations

                                                 London SWIFT RBOSGB2RTCM
                                                 with JPMorgan Chase Bank New York CHASUS33
                                                 ABA # 021000021
                                                 Account Number 400930153

    Account for payments to Party B:             Wells Fargo Bank, NA
                                                 ABA 121-000-248
                                                 Account Number: 3970771416
                                                 Account Name: Corporate Trust Clearing
                                                 FFC:  53170802, Thornburg 2007-3 Yield Maintenance
4      Offices:

    The Office of Party A for this Transaction is:              London

    The Office of Party B for this Transaction is:              Columbia, Maryland

5      Agency Role of  Greenwich  Capital  Markets,  Inc.  This  Transaction  has been  entered  into by Greenwich
       Capital  Markets,  Inc., as agent for The Royal Bank of Scotland  plc.  Greenwich  Capital  Markets,
       Inc. has not guaranteed and is not otherwise  responsible  for the obligations of Party A under this
       Transaction.

Please promptly confirm that the foregoing  correctly sets forth the terms of the Transaction  entered into between us by executing this Confirmation and returning it to us by facsimile to:

                                           RBS Financial Markets

                                                  Level 4

                                              135 Bishopsgate

                                             London, EC2M 3UR

                                      Attention: Swaps Administration

                                  Fax: 020 7085 5050 Phone: 020 7085 5000

THE ROYAL BANK OF SCOTLAND PLC
By: Greenwich Capital Markets, Inc., its agent

By    /s/ Deborah Pfeifer
      Name:Deborah Pfeifer
      Title:Vice President

Accepted and confirmed as of the Trade Date written above:

THORNBURG MORTGAGE SECURITIES TRUST 2007-3

By: Wells Fargo Bank, N.A., not individually but solely as
Securities Administrator under the Sale and Servicing Agreement on behalf of
THORNBURG MORTGAGE SECURITIES TRUST 2007-3

By    /s/ Carla S. Walker
      Name:Carla S. Walker
      Title:Vice President